As filed with the Securities and Exchange Commission on September 11, 2019

File No. 333-227545

File No. 811-23382

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 2	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 4	☒

SPROTT FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

200 Bay Street, Suite 2600,

Toronto, Ontario, Canada M5J2J1

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 416-943-8099

The Corporation Trust Company

Corporation Trust Center

New Castle County

Wilmington, DE 19801

(Name and address of agent for service)

Copies of communications to:

John A. Ciampaglia

Chief Executive Officer

Sprott Asset Management LP

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1

Bibb L. Strench, Esq.

Thompson Hine LLP

1919 M Street, N.W., Suite 700

Washington, D.C. 20036-1600

Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED SEPTEMBER 11, 2019

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS

[                ] [     ], 2019

Sprott Funds Trust

Sprott Gold Fund ([TICKER])

Institutional Class

Beginning in 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling the Fund at [     ], or submit a signed letter of instruction requesting paperless reports to [     ]. If you own these shares through a financial intermediary, you may contact your financial intermediary to request your shareholder reports electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports calling the Fund at [     ], or by submitting a signed letter of instruction requesting paper reports to [     ]. If you own these shares through a financial intermediary, contact the financial intermediary to request paper copies. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

This Prospectus applies to Institutional Class shares of the Sprott Gold Fund. The Fund also offers Investor Class shares in a separate prospectus. You will find specific information in this Prospectus about the Fund plus general information on the Fund. You may find additional information in the Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus. Please read this Prospectus carefully before you invest or send money.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information — Sprott Gold Fund

Investment Objective

The Sprott Gold Fund’s (the “Fund”) investment objective is long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a % of amount redeemed within 90 days of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.[ ]	%
Other Expenses(1)	0.[ ]	%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements(1)	[ . ]	%

(1)	Based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund’s net assets.]

Example

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year			3 Years			5 Years			10 Years
$	[	]	$	[	]	$	[	]	$	[	]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. [For the fiscal year ended October 31, 2018], the Tocqueville Gold Fund (the “Predecessor Fund”), a series of the Tocqueville Trust, which was reorganized into the Trust as of [ ], 2019 had a portfolio turnover rate equal to 9% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in gold and securities of companies located throughout the world, in both developed and emerging markets, that are engaged in mining or processing gold (“Gold Related Securities”). The Fund may also invest in other precious metals (“Other Precious Metals”). However, no more than 20% of the Fund’s total assets may be invested directly in gold bullion and other precious metals.

The investment strategy of the Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio managers find companies which have good businesses; the Advisor’s contrarian orientation enables the portfolio managers to buy them at what the portfolio managers believe to be attractive prices.

1

Value oriented means that the portfolio managers seek to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio managers’ judgments will be based on a comparison of a company’s stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value (“NAV”). In general, the portfolio managers seek companies that are characterized by strong management, business franchise, competitive position and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

Contrarian means that the portfolio managers seek investment opportunities in stocks and sectors that are out of favor with investors. The portfolio managers consider a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio managers acquire their investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio managers then analyze the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the portfolio managers may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The portfolio managers will purchase stocks for the Fund’s portfolio when they meet the above criteria and when the portfolio managers believe that they have a limited risk of further decline. The portfolio managers will sell stocks when they are no longer considered to be good values.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Credit (or default) Risk. The issuer of a debt security may be unable to make timely payments of principal or interest, or may default on the debt. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

Currency Risk. Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as

2

the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

Emerging Markets Risk. Emerging market securities bear various foreign investment risks discussed above. In addition, there are greater risks involved in investing in emerging markets compared to developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. Investing in emerging market countries may require the establishment of special custody or other arrangements before investing, which may result in additional risks and costs to the Fund.

Equity Securities. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. A stock or stocks selected for the Fund’s portfolio may fail to perform as expected. A value stock may decrease in price or may not increase in price as anticipated by the portfolio managers if other investors fail to recognize the company’s value or the factors that the portfolio managers believe will cause the stock price to increase do not occur.

Expropriation Risk. Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Interest Rate Risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund’s share price to drop below a dollar. A low interest rate environment may prevent the Fund from providing a positive yield or paying fund expenses out of fund assets and could impair the Fund’s ability to maintain a stable net asset value. This risk may be greater in the current market environment because certain interest rates are near historically low levels. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons may be swift and significant.

Foreign Securities. The value of foreign currencies may decline relative to the U.S. dollar. A foreign government may expropriate the Fund’s assets. Political, social or economic instability in a foreign country in which the Fund invests may cause the value of the Fund’s investments to decline. These risks associated with non-U.S. securities are more likely in the securities of companies located in emerging markets

Gold. Gold is subject to the special risks associated with investing in gold and other precious metals, including: (1) the price of gold or other precious metals may be subject to wide fluctuation; (2) the market for gold or other precious metals is relatively limited; (3) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (4) the market for gold and other precious metals is unregulated.

Inflation Risk. Inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating rate debt securities.

3

Information Risk. Key information about an issuer, security or market may be inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Legal and Regulatory Risk. The laws and regulations of foreign countries may provide investors with less protection or may be less favorable to investors than the U.S. legal system. For example, there may be less publicly available information about a foreign company than there would be about a U.S. company. The auditing and reporting requirements that apply to foreign companies may be less stringent than U.S. requirements. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

Liquidity Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

Market Risk. The market value of a security the Fund holds will fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk may affect an individual security, a particular sector or the entire market.

Manager Risk. The Fund’s portfolio managers may use an investment strategy that does not achieve the Fund’s objective or may fail to execute the Fund’s investment strategy effectively. In addition, a portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

Non-Diversification Risk. A non-diversified mutual fund and therefore, compared to a diversified mutual fund, the Gold Fund is able to invest a greater portion of its assets in any one particular issuer. The risk of investing in a non-diversified mutual fund is that the fund may be more sensitive to changes in the market value of a single issuer. The impact of a simple economic, political or regulatory occurrence may have a greater adverse impact on the Gold Fund’s net asset value. Investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Political Risk. Political or social instability or revolution in certain countries in which the Fund invests, in particular, emerging market countries, may result in the loss of some or all of the Fund’s investment in these countries.

Portfolio Turnover Risk. Active trading by the Fund will result in higher Fund expenses and may also result in an increase in the Fund’s distributions of taxable income.

Reinvestment Risk. When interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.

Restricted Securities. The Fund may invest in restricted securities. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss.

4

Tax. The Fund is subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code, as amended (the “Code”) if it derives more than 10% its gross income from investment in gold bullion or other precious metals. Failure to qualify as a regulated investment company would result in consequences to the Fund and its shareholders. In order to ensure that it qualifies as a regulated investment company, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.

Valuation Risk. The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid.

Value Stock Risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though they are already undervalued.

Who may want to invest in the Sprott Gold Fund?

•

investors who want a diversified portfolio; however diversified is not intended to indicate that the Gold Fund is a diversified fund under the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”)

•	long-term investors with a particular goal, such as saving for retirement

•	investors who want potential growth over time

•	investors who can tolerate short-term fluctuations in net asset value (“NAV”) per share; and

•	investors seeking long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital.

Keep in mind that mutual fund shares:

•	are not deposits of any bank;

•	are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency; and

•	are subject to investment risks, including the possibility that you could lose money.

Performance

The Predecessor Fund was reorganized on [     ], 2019, then a series of The Tocqueville Trust, into a series of Sprott Funds Trust. The Fund is a continuation of the Predecessor Fund and, therefore, the performance information presents the performance of the Predecessor Fund. The following chart and table below provide some indication of the risks of investing in the Fund. [Because the Fund’s Institutional Class shares have not yet begun operations], the information presented in the bar chart and table reflects the performance of the Fund’s Investor Class shares (offered through a separate prospectus). Performance of Institutional Class shares would be substantially similar to that of Investor Class shares because the shares are invested in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the share classes differ (Institutional Class shares have lower expenses). The bar chart shows changes in the Fund’s performance from year to year (on a calendar year basis), and the table shows how the Fund’s average annual returns for the 1 year, 5 years and 10 years ended December 31, 2018 compare with those of the S&P 500® Total Return Stock Index and the Philadelphia Stock Exchange Gold and Silver Index. Please note that the Fund’s performance (before and after taxes) is not an indication of how the Fund will perform in the future. In particular, in 2009, 2010 and 2016, the performance of the Fund was achieved during a period of unusually favorable market conditions. Such performance may not be sustainable. Updated performance information will be available at no cost by visiting www.sprott.com or by calling 800.[    ].[    ].

5

Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	35.40%	(June 30, 2016)
Lowest Quarterly Return	-33.34%	(June 30, 2013)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

For periods ended December 31, 2018

Tocqueville Gold Fund*	1 Year	5 Years	10 Years
Return Before Taxes	-16.37%	-1.34%	0.61%

Return After Taxes on Distributions	-16.37%	-1.34%	0.51%

Return After Taxes on Distributions and Sale of Fund Shares	-9.69%	-1.01%	0.69%
Philadelphia Stock Exchange Gold and Silver Index** (reflects no deduction for fees, expenses or taxes)	-16.41%	-2.62%	-4.40%

S&P 500 Index** (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.12%

* Because the Institutional Class shares are new, the Average Annual Total Returns are for Investor Class shares of the Fund. Investor Class shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

** Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

Management

Adviser

Sprott Asset Management LP is the investment adviser to the Fund.

6

Sub-Adviser

Sprott Asset Management USA Inc. is the investment sub-adviser to the Fund.

Portfolio Managers

Mr. John Hathaway, [Senior Portfolio Manager] of Sprott Asset Management USA Inc., was a portfolio manager or a co-portfolio manager of the Predecessor Fund since its inception in 1997, and portfolio manager of the Fund since its inception. Mr. Douglas B. Groh, [Portfolio Manager] of Sprott Asset Management USA Inc., was a co-portfolio manager of the Predecessor Fund since 2012 and portfolio manager of the Fund since it inception. Mr. Ryan McIntyre, [Portfolio Manager] of Sprott Asset Management USA Inc., was a co-portfolio manager of the Predecessor Fund since 2017 and portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares by mail: Sprott Funds Trust [name of Fund and share class], c/o U.S. Bank Global Fund Services, P.O. Box 701 (for regular mail) or 615 East Michigan Street, 3rd Floor (for overnight or express mail), Milwaukee, WI 53201-0701), or by telephone at [ ], on any day the New York Stock Exchange (“NYSE”) is open for trading]. Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. Institutional Class shares of the Fund are available to an investor that makes an initial investment in the Fund of at least $1 million. The Fund may accept investments in Institutional Class shares from purchasers with less than $1 million initial investment, so long as such investor is purchasing Institutional Class shares through an investment adviser, broker-dealer or a financial intermediary which collectively, on behalf of all of its clients, has at least $10 million invested in the Fund, at the time of the purchase. There is no minimum for additional Institutional Class investments.

Tax Information

Fund distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, that does not employ borrowed funds in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Fund

Investment Objectives

The investment objective of the Fund is long-term capital appreciation.

The Fund’s investment objective is fundamental and cannot be changed without a shareholder vote. The Fund’s investment policy is not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment, unless otherwise provided in the Prospectus or SAI. Changes in the market value of securities in the Fund’s portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

7

Additional Information About Investment Strategies

The investment strategy of the Fund is value oriented and contrarian.

The Fund seeks companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio managers find companies which have good businesses; the Advisor’s contrarian orientation enables the portfolio managers to buy them at what the portfolio managers believe to be attractive prices.

Value oriented means that the portfolio managers seek to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio managers’ judgments will be based on a comparison of a company’s stock market value with various financing parameters, including, historical and projected cash flow, book earnings, and net asset value. In general, the portfolio managers seek companies that are characterized by strong management, business franchise, competitive position and financial structure, clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

Contrarian means that the portfolio managers seek investment opportunities in stocks and sectors that are out of favor with investors. We consider a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio managers acquire their investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio managers then analyze the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the portfolio managers may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in gold and securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”). The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. The Fund may also invest in other precious metals and securities of companies that are engaged in mining or processing other precious metals (“other precious metal securities”). However, no more than 20% of the Fund’s total assets may be invested directly in gold bullion and other precious metals. The Fund’s investments may include foreign securities, both in developed and emerging markets, and small capitalization issuers.

The Fund will invest primarily in common stock, investment grade debt convertible into common stock, depository receipts and warrants. However, the Fund may also invest in preferred stock and investment grade debt securities if the Advisor believes that they will provide greater potential for capital appreciation than investment in the above-listed securities.

Diversification Status

The Fund is classified as a non-diversified investment company and is not subject to these percentage restrictions. The Fund’s classification as a non-diversified investment company is a non-fundamental policy and may be changed by the Board of Trustees without obtaining shareholder approval.

8

Borrowing

The Fund, from time to time, may borrow from banks at prevailing interest rates as a temporary measure for extraordinary or emergency purposes. Any such borrowings will be consistent with the restrictions set out in this Prospectus and applicable 1940 Act rules and regulations.

Temporary Investments

When current market, economic, or political conditions are unsuitable for the Fund’s investment objective, or in other appropriate circumstances, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. The result of employing this type of temporary defensive strategy is that the Fund may not achieve its investment objective.

Additional Investment Techniques

In addition to the techniques described above, the Fund may employ investment techniques that are not principal investment strategies of the Fund. The Fund may enter into repurchase agreements, invest in illiquid and restricted securities and invest in other investment companies. The Fund, may sell securities short “against the box”. The Fund may invest in futures and options on securities, indices and currencies and use such securities to hedge risk. Each of these investment techniques and other non-principal investment strategies is subject to certain limitations and restrictions and involves additional risks which are described in more detail in the SAI.

Additional Information About the Fund’s Principal Risks

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks” in the Fund’s summary.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Other Risks

The following section provides information regarding certain other risks of investing in the Fund.

Exclusion from the Definition of a Commodity Pool Operator Risk. With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective(s), to limit its investments in these types of instruments. The Fund is not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this Prospectus.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.]

9

Disclosure of Portfolio Holdings

The Fund discloses its calendar quarter end portfolio holdings on the Fund’s website, [     ], no earlier than 15 calendar days after the end of each quarter. The Fund also discloses its top ten holdings on its website no earlier than 15 calendar days after the end of each month. The top ten and quarter-end portfolio schedules will remain available on the Fund’s website at least until it is updated for the next month or quarter, respectively, or until the Fund files with the SEC its semi-annual or annual shareholder reports or Form N-Q (or, once Form N-Q is rescinded, Form N-PORT) that includes such period. The most recent portfolio schedules are available on the Fund’s website, as noted above, or by calling toll free at [     ]. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. Form N-Q is available on the SEC’s website at www.sec.gov.

Fund Management

Adviser

Sprott Asset Management LP, located at 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1, serves as the investment adviser to the Fund. As of June 30, 2019, Sprott and its affiliates has C$10.7 billion (USD$8.1 billion) in assets under management. Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs. The Adviser invests the assets of the Fund, according to the Fund’s investment objective, policies and restrictions. The Adviser furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Fund.

For the performance of its services under the investment advisory agreements, the Adviser receives a fee from the Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. For the fiscal year ended October 31, 2018, the Fund paid the Adviser an advisory fee, as a percentage of the Fund’s average daily net assets, equal to: 0.87%.

A discussion regarding the Board of Trustees’ basis for approving the Advisory Agreement with respect to the Fund will be available in the Fund’s [annual/semi-annual] shareholder report for the period ended [     ], 2019.

Sub-Adviser

Sprott Asset Management USA Inc., located at 1910 Palomar Point Way, Suite 200 California 92008, serves as the Sub-Adviser to the Fund. As of September [     ], 20189, the Sub-Adviser has $[     ] in assets under management.

Pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to the Fund, the Sub-Adviser is responsible for the recommendation of the purchase, retention and sale of the Fund’s portfolio securities, subject to the supervision of the Adviser and the oversight of the Board.

Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser [     ].

10

Portfolio Managers

The portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Fund. Please refer to the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of Shares of the Fund.

John Hathaway has been served as portfolio manager of the Fund since [     ]. [Mr. Hathaway also serves as a Senior Portfolio Manager of the Advisor and Chairman of the Board of Directors of the Tocqueville Management Corporation. Mr. Hathaway was a portfolio manager with Hudson Capital Advisors from 1986 through 1989, and the President, Chief Investment Officer and portfolio manager with Oak Hill Advisors from 1989 through 1996. Mr. Hathaway has been a portfolio manager with the Advisor since 1997. He received his MBA from the University of Virginia and his BA from Harvard University.]

Douglas B. Groh has been served as portfolio manager of the Fund since [     ]. [Mr. Groh also serves as a Portfolio Manager and Senior Research Analyst at the Advisor and is a member of the gold investment team. Prior to joining the Advisor in 2003, Mr. Groh was Director of Investment Research at Grove Capital from 2001 to 2003, and from 1990-2001, held investment research and banking positions at J.P. Morgan, Merrill Lynch and ING Bank. Mr. Groh began his career as a mining and precious metals analyst in 1985 at U.S. Global Investors. Mr. Groh earned a BS in Geology and Geophysics from the University of Wisconsin – Madison and an M.A. from the University of Texas at Austin, where he focused on mineral economics.]

Ryan McIntyre has been served as portfolio manager of the Fund since [     ]. [Mr. McIntyre is also a portfolio manager for the gold investment team at the Advisor. Mr. McIntyre joined Tocqueville in 2008 as a research Analyst and focused on generating ideas and monitoring investments related to precious metals. Prior to joining Tocqueville, Mr. McIntyre was an associate focused on mergers and acquisitions in the metals mining sector with Macquarie Bank. Mr. McIntyre earned a B.A. in Commerce with Distinction (majoring in finance) from Dalhousie University and an M.B.A. from the Yale School of Management. Mr. McIntyre achieved his Chartered Financial Analyst designation in 2005.]

Shareholder Information

How the Fund Values Shares

The NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

The Fund’s share price, called its NAV, is calculated as of the close of regular trading on the NYSE (normally at 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (a “Fund Business Day”). It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is determined by dividing the market value of the Fund’s investments as of the close of trading, plus any cash or other assets less all liabilities by the number of Fund shares outstanding. The Fund will process any shares that you purchase, redeem or exchange at the next share price calculated after it receives your investment instructions. Purchase orders received by the close of regular trading on the NYSE are priced according to the NAV per share next determined on that day. Purchase orders received after the close of regular trading on the NYSE are priced according to the NAV per share next determined on the following day. If the NYSE closes early, the Fund will calculate the NAV at the closing time on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

Fund securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Fund does not price its shares. In this case, the NAV of the Fund’s shares may change on days when you are not able to purchase or redeem your shares.

11

The Fund generally values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost. The Fund values money market securities at market price. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Board of Trustees. In determining fair value, the Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, the Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The value of any shares of open-end funds held by the Fund will be calculated using the NAV of such funds. The prospectuses for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

You can obtain the NAV of the Fund by calling [     ], or by visiting the Fund’s website at www.sprott.com.

Investment Minimums

Minimum initial investment: $1,000,000*

*

The Fund may accept investments in Institutional Class shares from purchasers with less than $1 million initial investment, so long as such investor is purchasing Institutional Class shares through an investment adviser, broker-dealer or a financial intermediary which collectively, on behalf of all of its clients, has at least $10 million invested in the Fund, at the time of the purchase.

[We may reduce or waive the minimum investment requirement in some cases.]

Distribution of Fund Shares

The Distributor or an affiliate may, from time to time, at its expense and out of its own resources, make cash payments to some but not all brokers, dealers or financial intermediaries (“securities dealers”) for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund. These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to securities dealers that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, transaction processing, sub-accounting or marketing support. The Distributor negotiates the level of payments

12

described above to any particular securities dealers with each firm, based on, among other things, the nature and level of services provided by such securities dealers and the significance of the overall relationship of the securities dealers to the Distributor and its affiliate. The amount of these payments may be significant and may create an incentive for the securities dealers to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your securities dealer to learn more about payments made to them by the Distributor or an affiliate.

In addition, in certain cases, intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, may have agreements pursuant to which shares of the Fund owned by its clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Trust’s transfer agency agreement, the Trust pays the transfer agent a charge for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Trust. The Board of Trustees may, from time to time, authorize the Trust to pay a portion of the fees charged by these intermediaries to the extent of any transfer agency savings to the Trust as a result of the use of the omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

How to Buy and Sell Shares

How to Purchase Shares of the Fund

You may purchase shares of the Fund through:

•	The Fund’s distributor, Sprott Global Resource Investments, LTD

•	Authorized securities dealers

•	The Fund’s transfer agent, [ ] (the “Transfer Agent”)

Shares of the Fund have not been registered for sale outside of the United States, Puerto Rico, Guam, and the U.S. Virgin Islands. The Fund generally does not sell shares to investors residing outside the United States, Puerto Rico, Guam, and the U.S. Virgin Islands, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Methods of Payment

By Check: All checks must be drawn on U.S. banks and payable in U.S. dollars. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept postdated checks or any conditional order or payment. The Fund may refuse to accept certain other forms of payment at its discretion. Note that there is a $25 fee for any returned payment. To purchase by check, you should:

•	Complete and sign the account application

•	Write a check payable to Sprott Funds Trust—[Name/Class of Fund]

•	Send your account application and check or exchange request to one of the following addresses:

Regular Mail:

Sprott Funds Trust – Sprott Gold Fund

c/o [Name of Transfer Agent]

[                ]

[                ]

[                 ]

13

Overnight Mail or Express:

Sprott Funds Trust – Sprott Gold Fund

c/o [Name of Transfer Agent]

[                ]

[                ]

[                ]

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at [Name of Transfer Agent] post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By Wire: To purchase by wire, the Transfer Agent must have received a completed account application before your wire is sent. A purchase order will not be accepted until the Fund has received the completed application and any requested documentation in proper form. Wired funds must be received by the close of regular trading on the NYSE to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Call the Transfer Agent at [     ] between 9:00 a.m. and 6:00 p.m. Eastern Time on any day the NYSE is open for business to advise of your intent to wire. This will ensure proper credit. Instruct your bank to wire funds to:

[Name of Transfer Agent].	Credit: [Name of Transfer Agent]
[ ]	Account #: [INSERT NUMBER]
[ ]	Further credit: Sprott Gold Fund
ABA# [ ]	Shareholder name and account number:

By Internet: Log onto www.[     ].com, print and complete the application and send it along with a check payable to Sprott Gold Fund. Please mail your application and your check via regular, overnight or express mail to the addresses listed under Methods of Payment—By Check.

After your account is established, you may set a User ID and Password by logging onto www.[     ].com. This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the Automated Clearing House (“ACH”) network. Please make sure that your fund account is set up with bank account instructions and that your bank is an ACH member. You must provide a voided check or savings deposit slip with which to establish your bank account instructions in order to complete internet transactions.

By Telephone: To purchase additional shares by telephone, the Transfer Agent must have received a completed account application where you accepted telephone transaction privileges. You must also have submitted a voided check or a savings deposit slip to have banking information established on your account. After your account has been open for up to 7 business days, you may purchase additional shares by calling [     ]. Telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. Each purchase must be $100 or more. You must have banking information established on your account prior to making a purchase. The Fund will process your purchase order for same day pricing if received by the close of regular trading on the NYSE.

By Automatic Investment Plan: With a pre-authorized investment plan, your personal bank account is automatically debited at regular intervals to purchase shares of the Fund. The minimum is $100 per transaction. To establish an Automatic Investment Account complete and sign the appropriate section of the Purchase Application and send it to the Transfer Agent. In order to participate in the Automatic Investment Plan, your bank must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent at least 5 days prior to the effective date.

14

The Fund reserves the right to refuse any purchase or exchange order. In addition, the Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to Office of Foreign Assets Control (“OFAC”) regulations; (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

The Fund does not issue certificates evidencing shares purchased. Instead, the Fund will send investors a written confirmation for all purchases of shares.

Anti-Money Laundering Program: In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts will require additional documentation. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at [    ] if you need additional assistance when completing your account application.

Householding: In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, annual reports, and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free [     ] to request individual copies of these documents or if your shares are held through a financial institution please contact them directly. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property: It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at [ ] at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

15

How to Redeem Shares

You may redeem shares by mail, telephone, or internet. Payment for shares redeemed will typically be sent on the following business day, but no later than the seventh calendar day after receipt of the redemption request provided the request is in “good order.” A redemption request is in “good order” if it complies with the following:

•	if you have not elected to permit telephone redemptions, your request must be in writing and sent to the Transfer Agent as described below; and

•	your request must include any additional legal documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations.

If you purchased your shares by check or electronic funds transfer through the ACH network, the payment of your redemption proceeds may be delayed for up to 15 calendar days or until the purchase amount clears, whichever occurs first.

You may receive proceeds of your sale in a check sent to the address of record, electronically via the ACH network using the previously established bank instructions or federal wire transfer to your pre-established bank account. The Fund typically expects that it will take one to three business days following the receipt of your redemption request to pay out redemption proceeds, regardless of whether the redemption proceeds are paid by check, ACH transfer or wire. Please note that wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after redemption. Proceeds will be sent within seven calendar days after the Fund receives your redemption request unless the Fund has suspended your right of redemption. The Fund may stop redeeming its shares or postpone payment beyond seven days when the NYSE is closed, when trading on NYSE is restricted (as determined by the SEC), when an emergency exists (as determined by the SEC) and the Fund cannot sell its portfolio securities or accurately determine the values of its assets, or the SEC orders the Fund to suspend redemptions.

The Fund typically expects it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.

The Fund reserves the right to redeem in-kind as described below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used in circumstances as described above, and may also be used during periods of stressed market conditions. The Fund also has in place a line of credit that may be used to meet redemption requests during periods of stressed market conditions.

In accordance with the Trust’s frequent trading policies and procedures (see below under “Frequent Trading”), the Fund assesses a 2.00% redemption fee on redemptions of shares held 90 days or less. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege. The redemption fee will not apply to redemptions of shares where: (i) the redemption (including a redemption resulting from an exchange) is made from any employer-sponsored retirement plans, deferred compensation plans and trusts used to fund those plans; (ii) the shares were purchased through certain intermediaries that charge an overall fee on client accounts that hold such shares through programs that the Advisor has determined have appropriate anti-short-term trading policies in place or as to which the Advisor has received assurances that effective anti-short-term trading policies and procedures are in place; (iii) the shares were purchased through the reinvestment of dividends or other distributions; (iv) the redemption results from a shareholder’s death or disability, provided, however, that the Fund or its agents receives notification at the time of the redemption that the shareholder is entitled to such waiver (and any requested documentation confirming such entitlement), (v) the shares are redeemed pursuant to the Systematic Withdrawal Plan; (vi) the shares redeemed were purchased as part of an Automatic Investment Plan; and (vii) a redemption is initiated by the Fund. Shareholders who purchase shares of the Fund through financial intermediaries may be charged a separate redemption fee by those intermediaries.

16

In connection with redemptions in the Fund, the Trust will use the first-in, first out (“FIFO”) method to determine the 90-day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 90 days or less, the redemption fee will be assessed. In determining “90 days” the first day after a purchase of shares will be day one of the holding period for such shares. Thus, Fund shares purchased on March 29, 2019, for example, will be subject to the fee if they are redeemed on or prior to June 27, 2019. If they are redeemed after June 27, 2019, the shares will not be subject to the redemption fee.

Shareholders who have a Retirement Account must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA accounts may also be redeemed by telephone at [     ]. IRA investors will be asked whether or not to withhold taxes from any distribution. For additional information regarding Retirement Account redemptions, please call the Transfer Agent at [     ].

The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire.

By Mail: To redeem by mail, please:

•	Provide your name and account number;

•	Specify the number of shares or dollar amount and the Fund name;

•	Sign the redemption request (the signature must be the same as the one on your account application);

•	Make sure all parties that are required by the account registration sign the request; and

•	Send your request to the appropriate address above under purchasing by mail.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required to redeem shares in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable to or sent to any person, address or bank account not on record;

•	When a redemption request is received by the Transfer Agent and the account address has been changed within the last 15 calendar days; and

•	For all redemptions in excess of $1,000,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation. The Fund reserves the right to waive any signature requirement at their discretion. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

17

By Telephone: You may redeem your shares of the Fund in any amount up to $1,000,000 by telephone if you accepted telephone privileges on your account application, or if you provided a written request for telephone redemption. A signature guarantee or other acceptable signature authentication may be required to add this service. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. To redeem by telephone, call the Transfer Agent at 1-800-697-3863 and provide your name and account number, amount of redemption and name of the Fund. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). For your protection against fraudulent telephone transactions, the Fund will use reasonable procedures to verify your identity including requiring you to provide your account number and recording telephone redemption transactions. As long as these procedures were followed, the Fund will not be liable for any loss or cost to you if they act on instructions to redeem your account that are reasonably believed to be authorized by you. You will be notified if a telephone redemption or exchange is refused. Telephone trades must be received by or prior to market close to receive that day’s NAV. Please allow sufficient time to place your telephone transaction. Telephone exchanges or redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your exchange or redemption request by mail or overnight courier. Redemption requests exceeding $1,000,000 must be made in writing (see “By mail” above).

By Internet: If you are set up to perform Internet transactions (either through your account application or by subsequent arrangements in writing), you may redeem shares in any amount up to $1,000,000 through the Fund’s website at www.[                ].com. You must redeem at least $100 for each Internet redemption. Redemption requests for amounts exceeding $1,000,000 must be made in writing (see “By mail” above). A signature guarantee or other acceptable signature authentication is required of all shareholders in order to change Internet redemption privileges.

Investments Through Securities Dealers: Securities dealers may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through securities dealers may be less than an investor would receive by investing in the Fund directly. Securities dealers may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through securities dealers should read this Prospectus in conjunction with the materials provided by the securities dealers describing the procedures under which Fund shares may be purchased and redeemed through the securities dealers. For any questions concerning the purchase or redemption of Fund shares through a securities dealer, please call your securities dealer or the Fund (toll free) at 1-800-697-3863.

Certain qualified securities dealers may transmit an investor’s purchase or redemption order to the Fund’s Transfer Agent after the close of regular trading on the NYSE on the Fund Business Day, on the day the order is received from the investor, as long as the investor has placed his order with the securities dealer by the close of regular trading on the NYSE on that day. The investor will then receive the net asset value of the Fund’s shares determined by the close of regular trading on the NYSE, on the day he placed his order with the qualified securities dealer. Orders received after such time will not result in execution until the following Fund Business Day. Securities dealers are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Frequent Trading

Sprott Funds Trust discourages short-term or excessive trading (“frequent trading”) of its Fund’s shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased

18

portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of the Fund. There is no guarantee that policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

In addition, to the extent the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, market timers who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Trust has procedures designed to adjust closing market prices of foreign securities before the Fund calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage. The risk of price arbitrage also exists with thinly-traded securities in the U.S., such as high yield bonds and some small cap equity securities. The Fund may employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

Shareholders seeking to engage in frequent trading may deploy a variety of strategies to avoid detection and despite the efforts of the Fund, there is no guarantee that the Fund’s procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of the Fund and its agents to detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the Fund may be invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with the Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with the Fund, the identity of the particular shareholders that make up the omnibus account is often not known to the Fund.

The Fund does not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to the Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Fund’s frequent trading policies and procedures to the underlying shareholders investing in the Fund, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the Fund will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Fund to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Fund will consider the information that is actually available to them at the time and attempt to identify suspicious trading patterns on the omnibus account level.

19

As indicated above under “How to Purchase Shares of the Fund,” the Fund reserves the right to refuse any purchase or exchange order for their shares for any reason, including transactions deemed by the Fund to represent frequent trading activity. The Trust may change its policies relating to frequent trading at any time without prior notice to shareholders.]

Additional Shareholder Services

Systematic Withdrawal Plan: As another convenience, you may redeem the Fund through the Systematic Withdrawal Plan (“Plan”). Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Plan, your account balance must be at least $10,000 and each payment must be a minimum of $500. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent in writing or by telephone at least five days prior to the effective date.

A withdrawal under the Plan involves redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Additional Exchange and Redemption Information

Small Accounts: The Fund has the right to redeem an account that has dropped below $500 in value for a period of three months or more due to redemptions. You will be given at least 60 days prior written notice of any proposed redemption and you will be given the option to purchase additional shares to avoid the redemption.

Redemption Clearance: The proceeds from a redemption request may be delayed up to 15 calendar days if any portion of the shares to be redeemed represents a recent investment made by check or electronic funds transfer through the ACH network. [                ], the Fund’s Transfer Agent, will charge a $25 fee against a shareholder’s account for any payment returned. The shareholder will also be responsible for any losses suffered by the Fund as a result. This delay can be avoided by purchasing shares by wire.

Suspension of Redemptions: We may suspend the right of redemption or postpone the date at times when the NYSE is closed (other than customary weekend and holiday closings), during which trading on the NYSE is restricted or under certain emergency circumstances or for such other periods as determined by the SEC.

Verification of Identity: In accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder’s account if the Fund and its agents are unable to verify the shareholder’s identity within a reasonable time after the shareholder’s account is opened. If the Fund closes a shareholder’s account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account. The value of the shares at the time of redemption may be more or less than what the shareholder paid for such shares.

Dividends, Distributions and Tax Matters

Dividends and Capital Gains Distributions: The Fund distributes all or most of its net investment income and net capital gains to shareholders. Dividends of net investment income for the Fund are normally declared and paid at least annually. Net capital gains (if any) for the Fund are also normally declared and paid at least annually.

20

Any dividends and/or capital gains distributions will be automatically reinvested at the next determined NAV unless you elect otherwise. These reinvestments will not be subject to a sales charge. You may choose to have dividends and capital gains distributions paid to you in cash. You may also choose to reinvest dividends and capital gains distributions in shares of another Tocqueville Fund. Dividends and capital gains distributions generally will be taxable regardless of the manner in which you choose to receive them. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. You may authorize either of these options by calling the Transfer Agent at 1-800-697-3863. You may also submit a written request or an account option change form to change your distribution option to the Fund’s Transfer Agent at [P O Box 701 Milwaukee, WI 53201-0701]. Any changes should be received by the Transfer Agent at least five days before the record date in order for the change to be effective for that dividend or capital gains distribution.

Buying Before a Dividend: If you own shares of the Fund on the record date, you will receive a dividend or capital gains distribution. The distribution will lower the NAV per share on that date and may represent, in substance, a partial return of basis (your cost); however the distribution will be subject to federal, and possibly state and local income taxes.

Tax Matters

The following tax information is based on tax laws and regulations in effect on the date of this prospectus. These laws and regulations are subject to change. You should consult a tax professional concerning the tax consequences of investing in our Fund as well as for information on foreign, state and local taxes which may apply. A statement that provides the federal income tax status of the Fund’s distributions will be sent to shareholders at the end of each year.

Qualification as a Regulated Investment Company: The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to federal income tax law if it distributes its income as required by the law and satisfies certain other requirements that are described in the SAI. If the Fund fails to qualify as a regulated investment company, it will be subject to tax as a regular corporation. There can be no assurance that the distributions of the Fund will eliminate all taxes in all periods at the Fund level.

Distributions to Shareholders: Distributions to shareholders may consist of ordinary income distributions, capital gain distributions and/or returns of capital. Some dividends received by individuals that consist of reported distributions from the Fund’s investment company taxable income may be eligible for the lower tax rates currently applicable to qualified dividends under federal income tax law, for which the maximum federal tax rate is 20 percent if derived from taxable U.S. corporations or certain foreign corporations and if certain holding periods and other conditions are met. Distributions from the Fund in particular may not qualify as dividends eligible for the preferential tax rate. Short-term capital gains and foreign currency gains derived from sales of securities by the Fund are taxed to shareholders as ordinary income. Capital gain distributions are distributions of the Fund’s net long-term capital gains derived from selling stocks within its portfolio that have satisfied the long-term holding period. Such capital gain distributions qualify for the reduced rate of tax on long-term capital gains for non-corporate holders regardless how long you have held your shares. Dividends and net capital gains generally are subject to the 3.8% federal tax on net investment income for shareholders in the higher income tax brackets. You will incur taxable income from distributions even if you have them automatically reinvested. A distribution declared in October, November or December to shareholders of record on a specified date in such a month but made in January will be treated for tax purposes as having been distributed on December 31 of the prior year. the Fund may make taxable distributions even during periods in which its share price has declined. State and local income taxes also may apply to distributions from the Fund.

21

Gain or Loss on Sale of Shares of the Fund: You will generally recognize a gain or loss when you sell your shares of the Fund. The gain or loss is the difference between the proceeds of the sale (generally the NAV of the Fund on the date of sale times the number of shares sold) and your adjusted tax basis. Any loss realized on a taxable sale of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any net capital gain distributions received with respect to the shares. If you sell shares of the Fund at a loss and repurchase shares of the same Fund within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed. If you hold your shares as a capital asset, you generally will be eligible for the tax treatment applicable to capital gains with respect to any gain on such sales of shares in the Fund. Generally, the current maximum federal income tax rate on long-term capital gains for non-corporate holders is 20 percent. State and local capital gains taxes also may apply.

Foreign Source income and Withholding Taxes: Some of the Fund’s investment income may be subject to foreign income taxes, some of which may be withheld at the source. If the Fund qualifies and meets certain legal requirements (generally holding more than 50 percent of its assets in foreign securities subject to exceptions for fund of funds structures), it may elect to pass-through to shareholders deductions or credits for foreign taxes paid. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid. You should consult with your own tax adviser regarding the impact to you of foreign source income.

Additional information concerning taxation of the Fund and its shareholders is contained in the SAI. You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Fund.

Index Descriptions

S&P 500® Total Return Stock Index: The S&P 500® Total Return Stock Index is a good indicator of general stock market performance. You may not invest directly in the S&P 500® Total Return Stock Index.

Philadelphia Stock Exchange Gold and Silver Index: The Philadelphia Stock Exchange Gold and Silver Index is a good indicator of performance of the common stock of companies in the gold and silver mining industry. You may not invest directly in the Philadelphia Stock Exchange Gold and Silver Index.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment if all dividends and distributions). The Fund is a continuation of the Predecessor Fund and, therefore, the financial information includes results of the Predecessor Fund. The information for each fiscal year ended October 31 has been audited by [                ], the Predecessor Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Predecessor Fund’s Annual Report, which is available upon request. Because Institutional Class shares have not completed a full year of operations as of the date of this Prospectus, financial highlights are not available.

22

For a share outstanding throughout the periods presented

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$35.64	$39.32	$26.04	$30.38	$38.01

Operations:
Net investment loss(1)	(0.38)	(0.39)	(0.33)	(0.27)	(0.08)
Net realized and unrealized gain (loss)	(6.25)	(3.29)	13.61	(4.07)	(7.55)

Total from investment operations*	(6.63)	(3.68)	13.28	(4.34)	(7.63)

Distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	—

Total distributions	—	—	—	—	—

Change in net asset value for the year	(6.63)	(3.68)	13.28	(4.34)	(7.63)

Net asset value, end of year	$29.01	$35.64	$39.32	$26.04	$30.38

* Includes redemption fees per share of	0.00 (2)	0.01	0.01	0.01	0.02
Total Return	(18.6)%	(9.4)%	51.0%	(14.3)%	(20.1)%
Ratios/supplemental data:
Net assets, end of year (000)	$859,394	$1,153,287	$1,365,282	$947,367	$1,138,557
Ratio to average net assets:
Expense	1.42%	1.38%	1.39%	1.43%	1.36
Net investment loss	(0.88)%	(0.95)%	(0.91)%	(0.84)%	(0.78)%
Portfolio turnover rate	9%	14%	15%	11%	10%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.

23

For More Information:

Existing Shareholders or Prospective Investors

Sprott Funds Trust

c/o Sprott Global Resource Investments LTD

1910 Palomar Point Way

Suite 200

Carlsbad, CA 92008

Dealers

800.[    ].[    ]

The Trust was organized as a Delaware statutory trust on January 3, 2018. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust’s form of organization.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Investment Adviser

Sprott Asset Management LP

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1

Distributor

Sprott Global Resource Investments Ltd.

1910 Palomar Point Way

Suite 200

Carlsbad, CA 92008

Custodian

[    ]

Legal Counsel

Thompson Hine LLP

1919 M Street, N.W., Suite 700

Washington, D.C. 20036

Transfer Agent

[    ]

Independent Registered Public Accounting Firm

[    ]

24

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Fund’s Registration Statement, including this Prospectus, the SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1. These documents and other information concerning the Trust also may be inspected at the offices of [     ]., [     ].

The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Fund’s annual and semi-annual reports may be obtained without charge by writing to the Fund at [     ] or by calling [     ].

Investment Company Act file no. 811-23382.

[PRIVACY POLICY]

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED SEPTEMBER 11, 2019

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS

[    ], 2019

Sprott Funds Trust

Sprott Gold Fund ([TICKER])

Investor Class

Beginning in 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling the Fund at [     ], or submit a signed letter of instruction requesting paperless reports to [     ]. If you own these shares through a financial intermediary, you may contact your financial intermediary to request your shareholder reports electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports calling the Fund at [     ], or by submitting a signed letter of instruction requesting paper reports to [     ]. If you own these shares through a financial intermediary, contact the financial intermediary to request paper copies. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

This Prospectus applies to Investor Class shares of the Sprott Gold Fund. The Fund also offers Institutional Class shares in a separate prospectus. You will find specific information in this Prospectus about the Fund plus general information on the Fund. You may find additional information in the Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus. Please read this Prospectus carefully before you invest or send money.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information — Sprott Gold Fund

Investment Objective

The Sprott Gold Fund’s (the “Fund”) investment objective is long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a % of amount redeemed within 90 days of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	[ ]	%
Distribution and Service (12b-1) Fee	0.25%
Other Expenses(1)	[ ]	%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements(1)	[ ]	%

(1)	Based on estimated amounts.

Example

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year			3 Years			5 Years			10 Years
$	[	]	$	[	]	$	[	]	$	[	]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. [For the fiscal year ended October 31, 2018], the Tocqueville Gold Fund (the “Predecessor Fund”), a series of the Tocqueville Trust, which was reorganized into the Trust as of [    ], 2019 had a portfolio turnover rate equal to 9% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in gold and securities of companies located throughout the world, in both developed and emerging markets, that are engaged in mining or processing gold (“Gold Related Securities”). The Fund may also invest in other precious metals (“Other Precious Metals”). However, no more than 20% of the Fund’s total assets may be invested directly in gold bullion and other precious metals.

1

The investment strategy of the Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio managers find companies which have good businesses; the Advisor’s contrarian orientation enables the portfolio managers to buy them at what the portfolio managers believe to be attractive prices.

Value oriented means that the portfolio managers seek to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio managers’ judgments will be based on a comparison of a company’s stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value (“NAV”). In general, the portfolio managers seek companies that are characterized by strong management, business franchise, competitive position and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

Contrarian means that the portfolio managers seek investment opportunities in stocks and sectors that are out of favor with investors. The portfolio managers consider a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio managers acquire their investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio managers then analyze the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the portfolio managers may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The portfolio managers will purchase stocks for the Fund’s portfolio when they meet the above criteria and when the portfolio managers believe that they have a limited risk of further decline. The portfolio managers will sell stocks when they are no longer considered to be good values.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Credit (or default) Risk. The issuer of a debt security may be unable to make timely payments of principal or interest, or may default on the debt. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.

2

Currency Risk. Currencies and securities denominated in foreign currencies may be affected by changes in exchange rates between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may fluctuate in response to interest rate changes, the general economic conditions of a country, the actions of the U.S. and foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, other political or regulatory conditions in the U.S. or abroad, speculation, or other factors. A decline in the value of a foreign currency relative to the U.S. dollar reduces the value in U.S. dollars of the Fund’s investments in that foreign currency and investments denominated in that foreign currency.

Emerging Markets Risk. Emerging market securities bear various foreign investment risks discussed above. In addition, there are greater risks involved in investing in emerging markets compared to developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. Investing in emerging market countries may require the establishment of special custody or other arrangements before investing, which may result in additional risks and costs to the Fund.

Equity Securities. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. A stock or stocks selected for the Fund’s portfolio may fail to perform as expected. A value stock may decrease in price or may not increase in price as anticipated by the portfolio managers if other investors fail to recognize the company’s value or the factors that the portfolio managers believe will cause the stock price to increase do not occur.

Expropriation Risk. Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Interest Rate Risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund’s share price to drop below a dollar. A low interest rate environment may prevent the Fund from providing a positive yield or paying fund expenses out of fund assets and could impair the Fund’s ability to maintain a stable net asset value. This risk may be greater in the current market environment because certain interest rates are near historically low levels. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed-income securities from the resulting rate increases for that and other reasons may be swift and significant.

Foreign Securities. The value of foreign currencies may decline relative to the U.S. dollar. A foreign government may expropriate the Fund’s assets. Political, social or economic instability in a foreign country in which the Fund invests may cause the value of the Fund’s investments to decline. These risks associated with non-U.S. securities are more likely in the securities of companies located in emerging markets

Gold. Gold is subject to the special risks associated with investing in gold and other precious metals, including: (1) the price of gold or other precious metals may be subject to wide fluctuation; (2) the market for gold or other precious metals is relatively limited; (3) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (4) the market for gold and other precious metals is unregulated.

Inflation Risk. Inflation will erode the purchasing power of the cash flows generated by debt securities held by the Fund. Fixed-rate debt securities are more susceptible to this risk than floating rate debt securities.

3

Information Risk. Key information about an issuer, security or market may be inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Legal and Regulatory Risk. The laws and regulations of foreign countries may provide investors with less protection or may be less favorable to investors than the U.S. legal system. For example, there may be less publicly available information about a foreign company than there would be about a U.S. company. The auditing and reporting requirements that apply to foreign companies may be less stringent than U.S. requirements. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

Liquidity Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

Market Risk. The market value of a security the Fund holds will fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk may affect an individual security, a particular sector or the entire market.

Manager Risk. The Fund’s portfolio managers may use an investment strategy that does not achieve the Fund’s objective or may fail to execute the Fund’s investment strategy effectively. In addition, a portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

Non-Diversification Risk. A non-diversified mutual fund and therefore, compared to a diversified mutual fund, the Gold Fund is able to invest a greater portion of its assets in any one particular issuer. The risk of investing in a non-diversified mutual fund is that the fund may be more sensitive to changes in the market value of a single issuer. The impact of a simple economic, political or regulatory occurrence may have a greater adverse impact on the Gold Fund’s net asset value. Investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Political Risk. Political or social instability or revolution in certain countries in which the Fund invests, in particular, emerging market countries, may result in the loss of some or all of the Fund’s investment in these countries.

Portfolio Turnover Risk. Active trading by the Fund will result in higher Fund expenses and may also result in an increase in the Fund’s distributions of taxable income.

Reinvestment Risk. When interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.

Restricted Securities. The Fund may invest in restricted securities. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss.

4

Tax. The Fund is subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code, as amended (the “Code”) if it derives more than 10% its gross income from investment in gold bullion or other precious metals. Failure to qualify as a regulated investment company would result in consequences to the Fund and its shareholders. In order to ensure that it qualifies as a regulated investment company, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.

Valuation Risk. The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid.

Value Stock Risk. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though they are already undervalued.

Who may want to invest in the Sprott Gold Fund?

•

investors who want a diversified portfolio; however diversified is not intended to indicate that the Gold Fund is a diversified fund under the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”)

•	long-term investors with a particular goal, such as saving for retirement

•	investors who want potential growth over time

•	investors who can tolerate short-term fluctuations in net asset value (“NAV”) per share; and

•	investors seeking long-term preservation of capital (sufficient growth to outpace inflation over an extended period of time) and growth of capital.

Keep in mind that mutual fund shares:

•	are not deposits of any bank;

•	are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency; and

•	are subject to investment risks, including the possibility that you could lose money.

Performance

The Predecessor Fund was reorganized on [    ], 2019, then a series of The Tocqueville Trust, into a series of Sprott Funds Trust. The Fund is a continuation of the Predecessor Fund and, therefore, the performance information presents the performance of the Predecessor Fund. The following chart and table below provide some indication of the risks of investing in the Fund. [Because the Fund’s Institutional Class shares have not yet begun operations, the information presented in the bar chart and table reflects the performance of the Fund’s Investor Class shares (offered through a separate prospectus).] Performance of Institutional Class shares would be substantially similar to that of Investor Class shares because the shares are invested in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the share classes differ (Institutional Class shares have lower expenses).[The bar chart shows changes in the Fund’s performance from year to year (on a calendar year basis), and the table shows how the Fund’s average annual returns for the 1 year, 5 years and 10 years ended December 31, 2018 compare with those of the S&P 500® Total Return Stock Index and the Philadelphia Stock Exchange Gold and Silver Index. Please note that the Fund’s performance (before and after taxes) is not an indication of how the Fund will perform in the future. In particular, in 2009, 2010 and 2016, the performance of the Fund was achieved during a period of unusually favorable market conditions.] Such performance may not be sustainable. Updated performance information will be available at no cost by visiting www.sprott.com or by calling 1-855-496-3837.

5

Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	35.40%	(June 30, 2016)
Lowest Quarterly Return	-33.34%	(June 30, 2013)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

For periods ended December 31, 2018

	1 Year	5 Years	10 Years
Return Before Taxes	-16.37%	-1.34%	0.61%

Return After Taxes on Distributions	-16.37%	-1.34%	0.51%

Return After Taxes on Distributions and Sale of Fund Shares	-9.69%	-1.01%	0.69%
Philadelphia Stock Exchange Gold and Silver Index* (reflects no deduction for fees, expenses or taxes)	-16.41%	-2.62%	-4.40%

S&P 500 Index* (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.12%

* Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

Management

Adviser

Sprott Asset Management LP is the investment adviser to the Fund.

Sub-Adviser

Sprott Asset Management USA Inc. is the investment sub-adviser to the Fund.

6

Portfolio Managers

Mr. John Hathaway, [Senior Portfolio Manager] of Sprott Asset Management USA Inc., was a portfolio manager or a co-portfolio manager of the Predecessor Fund since its inception in 1997, and portfolio manager of the Fund since its inception. Mr. Douglas B. Groh, [Portfolio Manager] of Sprott Asset Management USA Inc., was a co-portfolio manager of the Predecessor Fund since 2012 and portfolio manager of the Fund since it inception. Mr. Ryan McIntyre, [Portfolio Manager] of Sprott Asset Management USA Inc., was a co-portfolio manager of the Predecessor Fund since 2017 and portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares by mail to Sprott Funds Trust: [name of Fund and share class], c/o U.S. Bank Global Fund Services, P.O. Box 701 (for regular mail) or 615 East Michigan Street, 3rd Floor (for overnight or express mail), Milwaukee, WI 53201-0701), or by telephone at [     ], on any day the New York Stock Exchange (“NYSE”) is open for trading. Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. Institutional Class shares of the Fund are available to an investor that makes an initial investment in the Fund of at least $1 million. The Fund may accept investments in Institutional Class shares from purchasers with less than $1 million initial investment, so long as such investor is purchasing Institutional Class shares through an investment adviser, broker-dealer or a financial intermediary which collectively, on behalf of all of its clients, has at least $10 million invested in the Fund, at the time of the purchase. There is no minimum for additional Institutional Class investments.

Tax Information

Fund distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, that does not employ borrowed funds in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Fund

Investment Objectives

The investment objective of the Fund is long-term capital appreciation.

The Fund’s investment objective is fundamental and cannot be changed without a shareholder vote. The Fund’s investment policy is not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment, unless otherwise provided in the Prospectus or SAI. Changes in the market value of securities in the Fund’s portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

Additional Information About Investment Strategies

The investment strategy of the Fund is value oriented and contrarian.

The Fund seeks companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio managers find companies which have good businesses; the Advisor’s contrarian orientation enables the portfolio managers to buy them at what the portfolio managers believe to be attractive prices.

7

Value oriented means that the portfolio managers seek to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio managers’ judgments will be based on a comparison of a company’s stock market value with various financing parameters, including, historical and projected cash flow, book earnings, and net asset value. In general, the portfolio managers seek companies that are characterized by strong management, business franchise, competitive position and financial structure, clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

Contrarian means that the portfolio managers seek investment opportunities in stocks and sectors that are out of favor with investors. We consider a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio managers acquire their investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio managers then analyze the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the portfolio managers may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in gold and securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”). The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. The Fund may also invest in other precious metals and securities of companies that are engaged in mining or processing other precious metals (“other precious metal securities”). However, no more than 20% of the Fund’s total assets may be invested directly in gold bullion and other precious metals. The Fund’s investments may include foreign securities, both in developed and emerging markets, and small capitalization issuers.

The Fund will invest primarily in common stock, investment grade debt convertible into common stock, depository receipts and warrants. However, the Fund may also invest in preferred stock and investment grade debt securities if the Advisor believes that they will provide greater potential for capital appreciation than investment in the above-listed securities.

Diversification Status

The Fund is classified as a non-diversified investment company and is not subject to these percentage restrictions. The Fund’s classification as a non-diversified investment company is a non-fundamental policy and may be changed by the Board of Trustees without obtaining shareholder approval.

Borrowing

The Fund, from time to time, may borrow from banks at prevailing interest rates as a temporary measure for extraordinary or emergency purposes. Any such borrowings will be consistent with the restrictions set out in this Prospectus and applicable 1940 Act rules and regulations.

8

Temporary Investments

When current market, economic, or political conditions are unsuitable for the Fund’s investment objective, or in other appropriate circumstances, the Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. The result of employing this type of temporary defensive strategy is that the Fund may not achieve its investment objective.

Additional Investment Techniques

In addition to the techniques described above, the Fund may employ investment techniques that are not principal investment strategies of the Fund. The Fund may enter into repurchase agreements, invest in illiquid and restricted securities and invest in other investment companies. The Fund, may sell securities short “against the box”. The Fund may invest in futures and options on securities, indices and currencies and use such securities to hedge risk. Each of these investment techniques and other non-principal investment strategies is subject to certain limitations and restrictions and involves additional risks which are described in more detail in the SAI.

Additional Information About the Fund’s Principal Risks

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks” in the Fund’s summary.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Other Risks

The following section provides information regarding certain other risks of investing in the Fund.

[Exclusion from the Definition of a Commodity Pool Operator Risk. With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective(s), to limit its investments in these types of instruments. The Fund is not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this Prospectus.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.]

9

Disclosure of Portfolio Holdings

The Fund discloses its calendar quarter end portfolio holdings on the Fund’s website, [    ], no earlier than 15 calendar days after the end of each quarter. The Fund also discloses its top ten holdings on its website no earlier than 15 calendar days after the end of each month. The top ten and quarter-end portfolio schedules will remain available on the Fund’s website at least until it is updated for the next month or quarter, respectively, or until the Fund files with the SEC its semi-annual or annual shareholder reports or Form N-Q (or, once Form N-Q is rescinded, Form N-PORT) that includes such period.] The most recent portfolio schedules are available on the Fund’s website, as noted above, or by calling toll free at [    ]. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. Form N-Q is available on the SEC’s website at www.sec.gov.

Fund Management

Adviser

Sprott Asset Management LP, located at 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1, serves as the investment adviser to the Fund. As of September [    ], 2019, Sprott and its affiliates has C$10.7 billion (USD$8.1 billion) assets under management. Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs. The Adviser invests the assets of the Fund, according to the Fund’s investment objective, policies and restrictions. The Adviser furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Fund.

For the performance of its services under the investment advisory agreements, the Adviser receives a fee from the Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. For the fiscal year ended October 31, 2018, the Fund paid the Adviser an advisory fee, as a percentage of the Fund’s average daily net assets, equal to: 0.87%.

A discussion regarding the Board of Trustees’ basis for approving the Advisory Agreement with respect to the Fund will be available in the Fund’s [annual/semi-annual] shareholder report for the period ended [    ], 2019.

Sub-Adviser

Sprott Asset Management USA Inc., located at 1910 Palomar Point Way, Suite 200 California 92008, serves as the Sub-Adviser to the Fund. As of September [    ], 20189, the Sub-Adviser has $[    ] in assets under management.

Pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to the Fund, the Sub-Adviser is responsible for the recommendation of the purchase, retention and sale of the Fund’s portfolio securities, subject to the supervision of the Adviser and the oversight of the Board.

Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser [    ].

Portfolio Managers

The portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Fund. Please refer to the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of Shares of the Fund.

10

John Hathaway has been served as portfolio manager of the Fund since [    ]. [Mr. Hathaway also serves as a Senior Portfolio Manager of the Advisor and Chairman of the Board of Directors of the Tocqueville Management Corporation. Mr. Hathaway was a portfolio manager with Hudson Capital Advisors from 1986 through 1989, and the President, Chief Investment Officer and portfolio manager with Oak Hill Advisors from 1989 through 1996. Mr. Hathaway has been a portfolio manager with the Advisor since 1997. He received his MBA from the University of Virginia and his BA from Harvard University.]

Douglas B. Groh has been served as portfolio manager of the Fund since [    ]. [Mr. Groh also serves as a Portfolio Manager and Senior Research Analyst at the Advisor and is a member of the gold investment team. Prior to joining the Advisor in 2003, Mr. Groh was Director of Investment Research at Grove Capital from 2001 to 2003, and from 1990-2001, held investment research and banking positions at J.P. Morgan, Merrill Lynch and ING Bank. Mr. Groh began his career as a mining and precious metals analyst in 1985 at U.S. Global Investors. Mr. Groh earned a BS in Geology and Geophysics from the University of Wisconsin – Madison and an M.A. from the University of Texas at Austin, where he focused on mineral economics.]

Ryan McIntyre has been served as portfolio manager of the Fund since [    ]. [Mr. McIntyre is also a portfolio manager for the gold investment team at the Advisor. Mr. McIntyre joined Tocqueville in 2008 as a research Analyst and focused on generating ideas and monitoring investments related to precious metals. Prior to joining Tocqueville, Mr. McIntyre was an associate focused on mergers and acquisitions in the metals mining sector with Macquarie Bank. Mr. McIntyre earned a B.A. in Commerce with Distinction (majoring in finance) from Dalhousie University and an M.B.A. from the Yale School of Management. Mr. McIntyre achieved his Chartered Financial Analyst designation in 2005.]

Shareholder Information

How the Fund Values Shares

The NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

The Fund’s share price, called its NAV, is calculated as of the close of regular trading on the NYSE (normally at 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (a “Fund Business Day”). It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is determined by dividing the market value of the Fund’s investments as of the close of trading, plus any cash or other assets less all liabilities by the number of Fund shares outstanding. The Fund will process any shares that you purchase, redeem or exchange at the next share price calculated after it receives your investment instructions. Purchase orders received by the close of regular trading on the NYSE are priced according to the NAV per share next determined on that day. Purchase orders received after the close of regular trading on the NYSE are priced according to the NAV per share next determined on the following day. If the NYSE closes early, the Fund will calculate the NAV at the closing time on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

Fund securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Fund does not price its shares. In this case, the NAV of the Fund’s shares may change on days when you are not able to purchase or redeem your shares.

The Fund generally values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost. The Fund values money market securities at market price. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Board of Trustees. In determining fair value, the Fund will seek to assign a value to the security which it believes

11

represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, the Fund may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of the Fund’s NAV, which the Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The value of any shares of open-end funds held by the Fund will be calculated using the NAV of such funds. The prospectuses for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

You can obtain the NAV of the Fund by calling [    ], or by visiting the Fund’s website at www.sprott.com.

Investment Minimums

Minimum Initial Investment
Regular (non-retirement)	$1,000	*
Retirement Account	$250
Minimum Subsequent Investment	$100

The Fund may reduce or waive the minimum investment requirement in some cases.

Distribution of Fund Shares

The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (each a “Plan”). Pursuant to the Plan, the Fund will pay Rule 12b-1 distribution and service fees of 0.25% per annum of its average daily net assets to Sprott Global Resource Investments LTD (the “Distributor”). The Plan compensates the Distributor regardless of expenses actually incurred by the Distributor. The fees are used to pay for distribution activities and for providing shareholders with personal services and maintaining shareholder accounts. These fees are paid out of the Fund’s assets on an on-going basis and, therefore, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

12

The Distributor or an affiliate may, from time to time, at its expense and out of its own resources, make cash payments to some but not all brokers, dealers or financial intermediaries (“securities dealers”) for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers’ assets in the Fund. These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to securities dealers that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, transaction processing, sub-accounting or marketing support. The Distributor negotiates the level of payments described above to any particular securities dealers with each firm, based on, among other things, the nature and level of services provided by such securities dealers and the significance of the overall relationship of the securities dealers to the Distributor and its affiliate. The amount of these payments may be significant and may create an incentive for the securities dealers to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your securities dealer to learn more about payments made to them by the Distributor or an affiliate.

In addition, in certain cases, intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, may have agreements pursuant to which shares of the Fund owned by its clients are held of record on the books of the Fund in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Trust’s transfer agency agreement, the Trust pays the transfer agent a charge for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Trust. The Board of Trustees may, from time to time, authorize the Trust to pay a portion of the fees charged by these intermediaries to the extent of any transfer agency savings to the Trust as a result of the use of the omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

How to Buy and Sell Shares

How to Purchase Shares of the Fund

You may purchase shares of the Fund through:

•	The Fund’s distributor, Sprott Global Resource Investments, LTD

•	Authorized securities dealers

•	The Fund’s transfer agent, [ ] (the “Transfer Agent”)

Shares of the Fund have not been registered for sale outside of the United States, Puerto Rico, Guam, and the U.S. Virgin Islands. The Fund generally does not sell shares to investors residing outside the United States, Puerto Rico, Guam, and the U.S. Virgin Islands, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Methods of Payment

By Check: All checks must be drawn on U.S. banks and payable in U.S. dollars. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept postdated checks or any conditional order or payment. The Fund may refuse to accept certain other forms of payment at its discretion. Note that there is a $25 fee for any returned payment. To purchase by check, you should:

•	Complete and sign the account application

•	Write a check payable to Sprott Funds Trust—[name of Fund]

•	Send your account application and check or exchange request to one of the following addresses:

13

Regular Mail:

Sprott Funds Trust – Sprott Gold Fund – [Name of Class]

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Mail or Express:

Sprott Funds Trust – Sprott Gold Fund – [Name of Class]

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Mutual Fund Services, 3rd Floor

Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

By Wire: To purchase by wire, the Transfer Agent must have received a completed account application before your wire is sent. A purchase order will not be accepted until the Fund has received the completed application and any requested documentation in proper form. Wired funds must be received by the close of regular trading on the NYSE to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Call the Transfer Agent at [     ] between 9:00 a.m. and 6:00 p.m. Eastern Time on any day the NYSE is open for business to advise of your intent to wire. This will ensure proper credit. Instruct your bank to wire funds to:

U.S. Bank, N.A.	Credit: U.S. bank Global Fund Services
777 E. Wisconsin Ave.	Account #: [INSERT NUMBER]
Milwaukee, WI 53202	Further credit: Sprott Gold Fund
ABA# 075-000022	Shareholder name and account number:

By Internet: Log onto www.[ ].com, print and complete the application and send it along with a check payable to Sprott Gold Fund. Please mail your application and your check via regular, overnight or express mail to the addresses listed under Methods of Payment—By Check.

After your account is established, you may set a User ID and Password by logging onto www.[     ].com. This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the Automated Clearing House (“ACH”) network. Please make sure that your fund account is set up with bank account instructions and that your bank is an ACH member. You must provide a voided check or savings deposit slip with which to establish your bank account instructions in order to complete internet transactions.

By Telephone: To purchase additional shares by telephone, the Transfer Agent must have received a completed account application where you accepted telephone transaction privileges. You must also have submitted a voided check or a savings deposit slip to have banking information established on your account. After your account has been open for up to 7 business days, you may purchase additional shares by calling [     ]. Telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. Each purchase must be $100 or more. You must have banking information established on your account prior to making a purchase. The Fund will process your purchase order for same day pricing if received by the close of regular trading on the NYSE.

14

By Automatic Investment Plan: With a pre-authorized investment plan, your personal bank account is automatically debited at regular intervals to purchase shares of the Fund. The minimum is $100 per transaction. To establish an Automatic Investment Account complete and sign the appropriate section of the Purchase Application and send it to the Transfer Agent. In order to participate in the Automatic Investment Plan, your bank must be a member of the ACH network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent at least 5 days prior to the effective date.

The Fund reserves the right to refuse any purchase or exchange order. In addition, the Fund and its agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to Office of Foreign Assets Control (“OFAC”) regulations; (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

The Fund does not issue certificates evidencing shares purchased. Instead, the Fund will send investors a written confirmation for all purchases of shares.

Anti-Money Laundering Program: In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts will require additional documentation. Mailing addresses containing only a P. O. Box will not be accepted. Please contact the Transfer Agent at [    ] if you need additional assistance when completing your account application.

Householding: In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, annual reports, and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free [    ] to request individual copies of these documents or if your shares are held through a financial institution please contact them directly. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholders, Inactive Accounts and Unclaimed Property: It is important that the Fund maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at [    ] at least annually to ensure your account remains in active status.

15

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

How to Redeem Shares

You may redeem shares by mail, telephone, or internet. Payment for shares redeemed will typically be sent on the following business day, but no later than the seventh calendar day after receipt of the redemption request provided the request is in “good order.” A redemption request is in “good order” if it complies with the following:

•	if you have not elected to permit telephone redemptions, your request must be in writing and sent to the Transfer Agent as described below; and

•	your request must include any additional legal documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations.

If you purchased your shares by check or electronic funds transfer through the ACH network, the payment of your redemption proceeds may be delayed for up to 15 calendar days or until the purchase amount clears, whichever occurs first.

You may receive proceeds of your sale in a check sent to the address of record, electronically via the ACH network using the previously established bank instructions or federal wire transfer to your pre-established bank account. The Fund typically expects that it will take one to three business days following the receipt of your redemption request to pay out redemption proceeds, regardless of whether the redemption proceeds are paid by check, ACH transfer or wire. Please note that wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three business days after redemption. Proceeds will be sent within seven calendar days after the Fund receives your redemption request unless the Fund has suspended your right of redemption. The Fund may stop redeeming its shares or postpone payment beyond seven days when the NYSE is closed, when trading on NYSE is restricted (as determined by the SEC), when an emergency exists (as determined by the SEC) and the Fund cannot sell its portfolio securities or accurately determine the values of its assets, or the SEC orders the Fund to suspend redemptions.

The Fund typically expects it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions.

The Fund reserves the right to redeem in-kind as described below. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used in circumstances as described above, and may also be used during periods of stressed market conditions. The Fund also has in place a line of credit that may be used to meet redemption requests during periods of stressed market conditions.

In accordance with the [Trust’s frequent trading policies and procedures] (see below under “Frequent Trading”), the Fund assesses a 2.00% redemption fee on redemptions of shares held 90 days or less. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege. The redemption fee will not apply to redemptions of shares where: (i) the redemption (including a redemption resulting from an exchange) is made from any employer-sponsored retirement plans, deferred compensation plans and trusts used to fund those plans; (ii) the shares were purchased through certain intermediaries that charge an overall fee on client accounts that hold such shares through programs that the Advisor has determined have appropriate anti-short-term trading policies in place or as to which the Advisor has received assurances that effective anti-

16

short-term trading policies and procedures are in place; (iii) the shares were purchased through the reinvestment of dividends or other distributions; (iv) the redemption results from a shareholder’s death or disability, provided, however, that the Fund or its agents receives notification at the time of the redemption that the shareholder is entitled to such waiver (and any requested documentation confirming such entitlement), (v) the shares are redeemed pursuant to the Systematic Withdrawal Plan; (vi) the shares redeemed were purchased as part of an Automatic Investment Plan; and (vii) a redemption is initiated by the Fund. Shareholders who purchase shares of the Fund through financial intermediaries may be charged a separate redemption fee by those intermediaries.

In connection with redemptions in the Fund, the Trust will use the first-in, first out (“FIFO”) method to determine the 90 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 90 days or less, the redemption fee will be assessed. In determining “90 days” the first day after a purchase of shares will be day one of the holding period for such shares. Thus, Fund shares purchased on March 29, 2019, for example, will be subject to the fee if they are redeemed on or prior to June 27, 2019. If they are redeemed after June 27, 2019, the shares will not be subject to the redemption fee.

Shareholders who have a Retirement Account must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA accounts may also be redeemed by telephone at [     ]. IRA investors will be asked whether or not to withhold taxes from any distribution. For additional information regarding Retirement Account redemptions, please call the Transfer Agent at [     ].

The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire.

By Mail: To redeem by mail, please:

•	Provide your name and account number;

•	Specify the number of shares or dollar amount and the Fund name and class;

•	Sign the redemption request (the signature must be the same as the one on your account application);

•	Make sure all parties that are required by the account registration sign the request; and

•	Send your request to the appropriate address above under purchasing by mail.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required to redeem shares in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable to or sent to any person, address or bank account not on record;

•	When a redemption request is received by the Transfer Agent and the account address has been changed within the last 15 calendar days; and

•	For all redemptions in excess of $1,000,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation. The Fund reserves the right to waive any signature requirement at their discretion. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

17

By Telephone: You may redeem your shares of the Fund in any amount up to $1,000,000 by telephone if you accepted telephone privileges on your account application, or if you provided a written request for telephone redemption. A signature guarantee or other acceptable signature authentication may be required to add this service. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. To redeem by telephone, call the Transfer Agent at 1-800-697-3863 and provide your name and account number, amount of redemption and name of the Fund. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). For your protection against fraudulent telephone transactions, the Fund will use reasonable procedures to verify your identity including requiring you to provide your account number and recording telephone redemption transactions. As long as these procedures were followed, the Fund will not be liable for any loss or cost to you if they act on instructions to redeem your account that are reasonably believed to be authorized by you. You will be notified if a telephone redemption or exchange is refused. Telephone trades must be received by or prior to market close to receive that day’s NAV. Please allow sufficient time to place your telephone transaction. Telephone exchanges or redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your exchange or redemption request by mail or overnight courier. Redemption requests exceeding $1,000,000 must be made in writing (see “By mail” above).

By Internet: If you are set up to perform Internet transactions (either through your account application or by subsequent arrangements in writing), you may redeem shares in any amount up to $1,000,000 through the Fund’s website at www.[                ].com. You must redeem at least $100 for each Internet redemption. Redemption requests for amounts exceeding $1,000,000 must be made in writing (see “By mail” above). A signature guarantee or other acceptable signature authentication is required of all shareholders in order to change Internet redemption privileges.

Investments Through Securities Dealers: Securities dealers may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through securities dealers may be less than an investor would receive by investing in the Fund directly. Securities dealers may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through securities dealers should read this Prospectus in conjunction with the materials provided by the securities dealers describing the procedures under which Fund shares may be purchased and redeemed through the securities dealers. For any questions concerning the purchase or redemption of Fund shares through a securities dealer, please call your securities dealer or the Fund (toll free) at 1-800-697-3863.

Certain qualified securities dealers may transmit an investor’s purchase or redemption order to the Fund’s Transfer Agent after the close of regular trading on the NYSE on the Fund Business Day, on the day the order is received from the investor, as long as the investor has placed his order with the securities dealer by the close of regular trading on the NYSE on that day. The investor will then receive the net asset value of the Fund’s shares determined by the close of regular trading on the NYSE, on the day he placed his order with the qualified securities dealer. Orders received after such time will not result in execution until the following Fund Business Day. Securities dealers are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Frequent Trading

Sprott Funds Trust discourages short-term or excessive trading (“frequent trading”) of its Fund’s shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the

18

frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of the Fund. There is no guarantee that policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

In addition, to the extent the Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, market timers who attempt this type of price arbitrage may dilute the value of the Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Trust has procedures designed to adjust closing market prices of foreign securities before the Fund calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage. The risk of price arbitrage also exists with thinly-traded securities in the U.S., such as high yield bonds and some small cap equity securities. The Fund may employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

Shareholders seeking to engage in frequent trading may deploy a variety of strategies to avoid detection and despite the efforts of the Fund, there is no guarantee that the Fund’s procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of the Fund and its agents to detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the Fund may be invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with the Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with the Fund, the identity of the particular shareholders that make up the omnibus account is often not known to the Fund.

The Fund does not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to the Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Fund’s frequent trading policies and procedures to the underlying shareholders investing in the Fund, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the Fund will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Fund to monitor and detect frequent trading

19

through omnibus accounts is extremely limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Fund will consider the information that is actually available to them at the time and attempt to identify suspicious trading patterns on the omnibus account level.

As indicated above under “How to Purchase Shares of the Fund,” the Fund reserves the right to refuse any purchase or exchange order for their shares for any reason, including transactions deemed by the Fund to represent frequent trading activity. The Trust may change its policies relating to frequent trading at any time without prior notice to shareholders.

Additional Shareholder Services

Systematic Withdrawal Plan: As another convenience, you may redeem your Fund through the Systematic Withdrawal Plan (“Plan”). Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Plan, your account balance must be at least $10,000 and each payment must be a minimum of $500. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent in writing or by telephone at least five days prior to the effective date.

A withdrawal under the Plan involves redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

Additional Exchange and Redemption Information

Small Accounts: The Fund has the right to redeem an account that has dropped below $500 in value for a period of three months or more due to redemptions. You will be given at least 60 days prior written notice of any proposed redemption and you will be given the option to purchase additional shares to avoid the redemption.

Redemption Clearance: The proceeds from a redemption request may be delayed up to 15 calendar days if any portion of the shares to be redeemed represents a recent investment made by check or electronic funds transfer through the ACH network. [                ], the Fund’s Transfer Agent, will charge a $25 fee against a shareholder’s account for any payment returned. The shareholder will also be responsible for any losses suffered by the Fund as a result. This delay can be avoided by purchasing shares by wire.

Exchange Limit: In order to limit expenses, or pursuant to the Fund’s frequent trading policies, we reserve the right to limit the total number of exchanges you can make in any calendar year.

Suspension of Redemptions: We may suspend the right of redemption or postpone the date at times when the NYSE is closed (other than customary weekend and holiday closings), during which trading on the NYSE is restricted or under certain emergency circumstances or for such other periods as determined by the SEC.

Verification of Identity: In accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder’s account if the Fund and its agents are unable to verify the shareholder’s identity within a reasonable time after the shareholder’s account is opened. If the Fund closes a shareholder’s account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account. The value of the shares at the time of redemption may be more or less than what the shareholder paid for such shares.

20

Dividends, Distributions and Tax Matters

Dividends and Capital Gains Distributions: The Fund distributes all or most of its net investment income and net capital gains to shareholders. Dividends of net investment income for the Fund are normally declared and paid at least annually. Net capital gains (if any) for the Fund are also normally declared and paid at least annually.

Any dividends and/or capital gains distributions will be automatically reinvested at the next determined NAV unless you elect otherwise. These reinvestments will not be subject to a sales charge. You may choose to have dividends and capital gains distributions paid to you in cash. You may also choose to reinvest dividends and capital gains distributions in shares of another Tocqueville Fund. Dividends and capital gains distributions generally will be taxable regardless of the manner in which you choose to receive them. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. You may authorize either of these options by calling the Transfer Agent at 800.[        ].[        ]. You may also submit a written request or an account option change form to change your distribution option to the Fund’s Transfer Agent at [ADDRESS]. Any changes should be received by the Transfer Agent at least five days before the record date in order for the change to be effective for that dividend or capital gains distribution.

Buying Before a Dividend: If you own shares of the Fund on the record date, you will receive a dividend or capital gains distribution. The distribution will lower the NAV per share on that date and may represent, in substance, a partial return of basis (your cost); however the distribution will be subject to federal, and possibly state and local income taxes.

Tax Matters

The following tax information is based on tax laws and regulations in effect on the date of this prospectus. These laws and regulations are subject to change. You should consult a tax professional concerning the tax consequences of investing in our Fund as well as for information on foreign, state and local taxes which may apply. A statement that provides the federal income tax status of the Fund’s distributions will be sent to shareholders at the end of each year.

Qualification as a Regulated Investment Company: The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund will not be subject to federal income tax law if it distributes its income as required by the law and satisfies certain other requirements that are described in the SAI. If the Fund fails to qualify as a regulated investment company, it will be subject to tax as a regular corporation. There can be no assurance that the distributions of the Fund will eliminate all taxes in all periods at the Fund level.

Distributions to Shareholders: Distributions to shareholders may consist of ordinary income distributions, capital gain distributions and/or returns of capital. Some dividends received by individuals that consist of reported distributions from the Fund’s investment company taxable income may be eligible for the lower tax rates currently applicable to qualified dividends under federal income tax law, for which the maximum federal tax rate is 20 percent if derived from taxable U.S. corporations or certain foreign corporations and if certain holding periods and other conditions are met. Distributions from the Fund in particular may not qualify as dividends eligible for the preferential tax rate. Short-term capital gains and foreign currency gains derived from sales of securities by the Fund are taxed to shareholders as ordinary income. Capital

21

gain distributions are distributions of the Fund’s net long-term capital gains derived from selling stocks within its portfolio that have satisfied the long-term holding period. Such capital gain distributions qualify for the reduced rate of tax on long-term capital gains for non-corporate holders regardless how long you have held your shares. Dividends and net capital gains generally are subject to the 3.8% federal tax on net investment income for shareholders in the higher income tax brackets. You will incur taxable income from distributions even if you have them automatically reinvested. A distribution declared in October, November or December to shareholders of record on a specified date in such a month but made in January will be treated for tax purposes as having been distributed on December 31 of the prior year. the Fund may make taxable distributions even during periods in which its share price has declined. State and local income taxes also may apply to distributions from the Fund.

Gain or Loss on Sale of Shares of the Fund: You will generally recognize a gain or loss when you sell your shares of the Fund. The gain or loss is the difference between the proceeds of the sale (generally the NAV of the Fund on the date of sale times the number of shares sold) and your adjusted tax basis. Any loss realized on a taxable sale of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any net capital gain distributions received with respect to the shares. If you sell shares of the Fund at a loss and repurchase shares of the same Fund within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed. If you hold your shares as a capital asset, you generally will be eligible for the tax treatment applicable to capital gains with respect to any gain on such sales of shares in the Fund. Generally, the current maximum federal income tax rate on long-term capital gains for non-corporate holders is 20 percent. State and local capital gains taxes also may apply.

Foreign Source income and Withholding Taxes: Some of the Fund’s investment income may be subject to foreign income taxes, some of which may be withheld at the source. If the Fund qualifies and meets certain legal requirements (generally holding more than 50 percent of its assets in foreign securities subject to exceptions for fund of funds structures), it may elect to pass-through to shareholders deductions or credits for foreign taxes paid. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid. You should consult with your own tax adviser regarding the impact to you of foreign source income.

Additional information concerning taxation of the Fund and its shareholders is contained in the SAI. You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Fund.

Index Descriptions

S&P 500® Total Return Stock Index: The S&P 500® Total Return Stock Index is a good indicator of general stock market performance. You may not invest directly in the S&P 500® Total Return Stock Index.

Philadelphia Stock Exchange Gold and Silver Index: The Philadelphia Stock Exchange Gold and Silver Index is a good indicator of performance of the common stock of companies in the gold and silver mining industry. You may not invest directly in the Philadelphia Stock Exchange Gold and Silver Index.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment if all dividends and distributions). The Fund is a continuation of the Predecessor Fund and, therefore, the financial information includes results of the Predecessor Fund. The information for each fiscal year ended October 31 has been audited by [        ], the Predecessor Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Predecessor Fund’s Annual Report, which is available upon request.

22

For a share outstanding throughout the periods presented

Per share operating performance (For a share outstanding throughout the year)	Years Ended October 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$35.64	$39.32	$26.04	$30.38	$38.01

Operations:
Net investment loss(1)	(0.38)	(0.39)	(0.33)	(0.27)	(0.08)
Net realized and unrealized gain (loss)	(6.25)	(3.29)	13.61	(4.07)	(7.55)

Total from investment operations*	(6.63)	(3.68)	13.28	(4.34)	(7.63)

Distributions to shareholders:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	—

Total distributions	—	—	—	—	—

Change in net asset value for the year	(6.63)	(3.68)	13.28	(4.34)	(7.63)

Net asset value, end of year	$29.01	$35.64	$39.32	$26.04	$30.38

* Includes redemption fees per share of	0.00 (2)	0.01	0.01	0.01	0.02
Total Return	(18.6)%	(9.4)%	51.0%	(14.3)%	(20.1)%
Ratios/supplemental data:
Net assets, end of year (000)	$859,394	$1,153,287	$1,365,282	$947,367	$1,138,557
Ratio to average net assets: Expense	1.42%	1.38%	1.39%	1.43%	1.36
Net investment loss	(0.88)%	(0.95)%	(0.91)%	(0.84)%	(0.78)%
Portfolio turnover rate	9%	14%	15%	11%	10%

(1)	Net investment loss per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Represents less than $0.01.

23

For More Information:

Existing Shareholders or Prospective Investors

Sprott Funds Trust

c/o Sprott Global Resource Investments LTD

1910 Palomar Point Way — #200

Carlsbad, CA 92008

Dealers

800.[    ].[    ]

The Trust was organized as a Delaware statutory trust on January 3, 2018. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust’s form of organization.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Investment Adviser

Sprott Asset Management LP

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1

Distributor

Sprott Global Resource Investments Ltd.

1910 Palomar Point Way

Suite 200

Carlsbad, CA 92008

Custodian

[     ]

Legal Counsel

Thompson Hine LLP

1919 M Street, N.W., Suite 700

Washington, D.C. 20036

Transfer Agent

[    ]

Independent Registered Public Accounting Firm

[    ]

24

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Fund’s Registration Statement, including this Prospectus, the SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1. These documents and other information concerning the Trust also may be inspected at the offices of [    ]., [    ].

The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Fund’s annual and semi-annual reports may be obtained without charge by writing to the Fund at [    ] or by calling [    ].

Investment Company Act file no. 811-23382.

[PRIVACY POLICY]

SUBJECT TO COMPLETION

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 11, 2019

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Statement of Additional Information is not an offer to sell or the solicitation of an offer to buy securities and is not offering or soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

SPROTT FUNDS TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated [     ], 2019

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the Prospectus of Sprott Gold Fund (the “Fund”), a series of Sprott Funds Trust (the “Trust”) dated [     ], 2019, as amended (“Prospectus”), for the following series and class of the Trust, as it may be supplemented from time to time:

Fund	Ticker Symbol
Sprott Gold Fund - Institutional	[	]

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus, SAI and the Trust’s Annual and Semi-Annual Shareholder Reports may be obtained without charge by writing to the Trust or the Trust’s Distributor, [NAME], at [ADDRESS] or by calling [     ] (9 a.m. to 6 p.m. Eastern Time).

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of two investment portfolios: Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF. The Fund is a non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on January 3, 2018. The shares of the Fund are referred to herein as “Shares.” Sprott Asset Management LP (the “Adviser”) acts as investment adviser to the Fund. Sprott Asset Management USA Inc. (the “Sub-Adviser”) acts as sub-adviser to the Fund. The Fund acquired all of the assets and liabilities of Tocqueville Gold Fund (the “Predecessor Fund”), a series of The Tocqueville Trust, in a tax-free reorganization on [ ], 2019 (the “Reorganization”). The Predecessor Fund had the same investment objectives, strategies [and policies] as the Fund at the time of the Reorganization.

The Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals (“other precious metal securities”). Much of the information contained in this SAI expands on subjects discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund’s Prospectus.

With respect to the Fund, the Trust may offer more than one class of shares. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The Trust, on behalf of the Fund, has adopted a multiple class plan under Rule 18f-3 under the 1940 Act, detailing the attributes of the Fund’s share classes. The Fund offers two classes of shares: Institutional Class shares and Investor Class shares. Investor Class shares of the Fund are currently offered in a separate prospectus and SAI.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the headings “Summary Information—Principal Investment Strategies of the Fund” with respect to the applicable Fund, “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund and “Additional Information About the Fund’s Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Borrowing

The Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. Repurchase agreements entail the Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The Fund will receive interest from the institution until the time when the repurchase is to occur.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Fund will receive as collateral U.S. “government securities,” as such term is defined in the 1940 Act, including securities of U.S. government agencies, or other collateral that the Fund’s investment advisor (the “Adviser”) deems appropriate, whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account

1

of its custodian. If the seller institution defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund attempts to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

Convertible Securities

The Fund may invest in convertible securities which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities, until converted, have general characteristics similar to both debt and equity securities. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber-attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

Debt Securities

With respect to investment by the Fund in debt securities, there is no requirement that all such securities be rated by a recognized rating agency. However, it is the policy of the Fund that investments in debt securities, whether rated or unrated, will be made only if they are, in the opinion of the Adviser, of equivalent quality to “investment grade” securities. “Investment grade” securities are those rated within the four highest quality grades as determined by Moody’s or S&P. Securities rated Aaa by Moody’s and AAA by S&P are judged to be of the best quality and carry the smallest degree of risk. Securities rated Baa by Moody’s and BBB by S&P lack high quality investment characteristics and, in fact, have speculative characteristics as well. Debt securities are interest-rate sensitive; therefore their value will tend to decrease when interest rates rise and increase when interest rates fall. Such increase or decrease in value of longer-term debt instruments as a result of interest rate movement will be larger than the increase or decrease in value of shorter-term debt instruments.

2

Foreign Investments

Direct and indirect investments in securities of foreign issuers may involve risks that are not present with domestic investments and there can be no assurance that the Fund’s foreign investments will present less risk than a portfolio of domestic securities. Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of the Fund’s portfolio. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability or revolution, or diplomatic developments which could affect investments in those countries.

American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs, EDRs, GDRs, and CDRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored GDRs, CDRs, EDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

The value of the Fund’s investments denominated in foreign currencies may depend in part on the relative strength of the U.S. dollar, and the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar. When the Fund invests in foreign securities they will usually be denominated in foreign currency. The Fund may also directly hold foreign currencies and purchase and sell foreign currencies. Thus, the Fund’s net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. In addition, with regard to foreign securities, a significant event occurring after the close of

3

trading but before the calculation of the Fund’s net asset value may mean that the closing price for the security may not constitute a readily available market quotation and may accordingly require that the security be priced at its fair value in accordance with the fair value procedures established by the Trust. The Adviser will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Where the Adviser determines that an adjustment should be made in the security’s value because significant intervening events have caused the Fund’s net asset value to be materially inaccurate, the Adviser will seek to have the security “fair valued” in accordance with the Trust’s fair value procedures.

Emerging Markets. In addition to the risks described above, the economies of emerging market countries may differ unfavorably from the United States economy in such respects as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Further, such economies generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by any trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in countries with which they trade.

Each of the emerging market countries, including those located in Latin America, the Middle East, Asia and Eastern Europe, and frontier markets (emerging market countries in an earlier stage of development) may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S., Japan and most developed markets countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments, including the impact of any economic sanctions. Investment opportunities within certain emerging markets, such as countries in Eastern Europe, may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

Futures and Options Transactions

The Fund may enter into hedging transactions. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Fund is permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to the reduction of risk; they cannot be for speculation. In particular, the Fund may (i) write covered call options on securities and stock indices; (ii) purchase put and call options on securities and stock indices; (iii) enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon, as described under “Writing Covered Call Options on Securities and Stock Indices,” “Purchasing Put and Call Options on Securities and Stock Indices” and “Futures Contracts” (“Hedging Instruments”), respectively. The Fund can employ new Hedging Instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

To the extent the Fund uses Hedging Instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in the Fund, the Adviser will attempt to create a very closely correlated hedge.

4

The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (“SEC”), the exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”). In addition, the Fund’s ability to use Hedging Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund’s investment portfolio. Thus, in a short hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.

Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on indices may be used to hedge broad market sectors.

Special Risks of Hedging Strategies. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

(1) Successful use of most Hedging Instruments depends upon the Adviser’s ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While the Adviser is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges, using Hedging Instruments on indices, will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

To compensate for imperfect correlation, the Fund may purchase or sell Hedging Instruments in a greater dollar amount than the hedged securities or currency if the volatility of the hedged securities or currency is historically greater than the volatility of the Hedging Instruments. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities or currency is historically less than that of the Hedging Instruments.

(3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Adviser projected a decline in the price of a security in the Fund’s investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declines by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

5

(4) As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties. If the Fund was unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

Cover for Hedging Strategies. Some Hedging Instruments expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, options, futures contracts or forward contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with the Fund’s custodian, in the prescribed amount.

Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.

Writing Covered Call Options on Securities and Stock Indices. The Fund may write covered call options on optionable securities or stock indices of the types in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain their objective. A call option written by the Fund gives the holder the right to buy the underlying securities or index from the Fund at a stated exercise price. Options on stock indices are settled in cash.

The Fund may write only covered call options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities or cash satisfying the cover requirements of securities exchanges).

The Fund will receive a premium for writing a covered call option, which increases the return of the Fund in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security or index to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security or index. By writing a covered call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security or index above the exercise price of the option.

The Fund may terminate an option it has written prior to the option’s expiration by entering into a closing purchase transaction in which an option is purchased having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security (or securities) owned by the Fund.

6

Purchasing Put and Call Options on Securities and Stock Indices. The Fund may purchase put options on securities and stock indices to protect its portfolio holdings in an underlying stock index or security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security or index at the put exercise price regardless of any decline in the underlying market price of the security or index. In order for a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security or index by the premium paid for the put option and by transaction costs, but it will retain the ability to benefit from future increases in market value.

The Fund also may purchase call options to hedge against an increase in prices of stock indices or securities that it ultimately wants to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security or index at the exercise price regardless of any increase in the underlying market price of the security or index. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security or index at the time it purchased the call option by the premium paid for the call option and by transaction costs, but it limits the loss it will suffer if the security or index declines in value to such premium and transaction costs.

The Fund also may purchase puts and calls on gold and other precious metals that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of gold and other precious metals and against increases in the dollar cost of gold and other precious metals to be acquired.

Risk Factors in Options Transactions. In considering the use of options, particular note should be taken of the following:

(1) The value of an option position will reflect, among other things, the current market price of the underlying security, index or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon the Adviser’s ability to forecast the direction of price fluctuations in the underlying instrument.

(2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

(3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although the Fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they

7

are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because the Fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

(5) The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures Contracts. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs or for hedging purposes as previously discussed. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, currency

8

or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been “sold” or “selling” a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the CFTC. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund covers a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it covers these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

9

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Fund will only sell futures contracts to protect securities and currencies it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Fund’s ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying the futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

10

Exclusion from Definition of Commodity Pool Operator. Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Trust has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Trust are therefore not subject to registration or regulation as a pool operator under the CEA. In order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, certain currency transactions, swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Forward Foreign Currency Transactions

The Fund may invest in forward foreign currency exchange contracts (“forward contract”). Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts generally are established in the interbank market directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Certain types of forward foreign currency exchange contracts are now regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such forward foreign currency exchange contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on the Fund that utilizes these instruments. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund’s use of such contracts will include, but not be limited to, the following situations:

First, when the Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Adviser to the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

11

The Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although the Fund values its assets daily in terms of U.S. dollars, they do not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Gold Bullion and Other Precious Metals

The Fund is subject to the special risks associated with investing in gold and other precious metals, including (i) the price of gold or other precious metals may be subject to wide fluctuation; (ii) the market for gold or other precious metals is relatively limited; (iii) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (iv) the market for gold and other precious metals is unregulated.

Gold bullion and other precious metals have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold bullion and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, gold bullion and other precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in gold bullion and other precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. The Fund may incur higher custody and transaction costs for gold bullion and other precious metals than for securities. Also, gold bullion and other precious metals investments do not pay income.

The majority of producers of gold bullion and other precious metals are domiciled in a limited number of countries. Currently, the five largest producers of gold are China, Australia, Russia, the United States and Canada. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings.

12

The Fund is also subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code if it derives more than 10% of its gross income from investment in gold bullion or other precious metals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the Fund and its shareholders. In order to ensure that it qualifies as a regulated investment company, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.

Government Intervention in Financial Markets

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. In the past, instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The SEC and its staff are reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Fund’s use of various portfolio management strategies or techniques and adversely impact the Fund.

In particular, in October 2016, the SEC adopted a new liquidity risk management rule requiring open-end funds, such as the Fund to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. Certain aspects of the rule went into effect on December 1, 2018, while implementation of other aspects of the rule has been delayed until June 1, 2019. Additionally, the SEC adopted new monthly portfolio holdings reporting requirements that would be applicable to the Fund. The Fund will currently be required to begin reporting this information to the SEC no later than May 30, 2019. The effect these new rules will have on the Fund is not yet known, but may impact the Fund’s performance and ability to achieve their investment objectives.

The Trump administration has called for substantial changes to U.S. fiscal and tax policies, including comprehensive corporate and individual tax reform. In addition, the Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent

13

the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although it is impossible to predict the impact, if any, of these changes to the Fund’s business, they may adversely affect the Fund’s business, financial condition, operating results and cash flows.

In addition, the Tax Cuts and Jobs Act (the “Act”) makes substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these, and the many other changes made in the Act is highly uncertain, both in terms of their direct effect on the taxation of an investment in the Fund’s shares and their indirect effect on the value of their assets, Fund’s shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on the Fund. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to the Fund, or Fund shareholders.

Illiquid or Restricted Securities

The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

14

Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the 1933 Act are technically considered “restricted securities,” the Fund may each purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(a)(2) of the 1933 Act (“4(a)(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(a)(2) Paper under the supervision of the Board of Trustees (the “Trustees”). The liquidity of Rule 144A securities and 4(a)(2) Paper will be monitored by the Adviser, and if as a result of changed conditions, it is determined that a Rule 144A security or 4(a)(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limited Partnerships and Master Limited Partnerships

The Fund may invest up to 5% of its net assets in limited partnerships. A limited partnership interest entitles the Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability is generally limited to the amount of its commitment to the partnership.

The Fund may invest up to 5% of its net assets in equity securities of master limited partnerships (“MLPs”), and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the

15

LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units.

Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Shareholders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Money Market Instruments

The Fund may invest in “money market instruments,” which include, among other things, obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, commercial paper rated in the highest grade by any nationally recognized rating agency, and certificates of deposit and bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars. Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by the Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument.

16

Other Investment Companies

The Fund may invest in other investment companies. Under the 1940 Act, subject to certain exceptions, the Fund may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”). These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act, such as hedge funds or private investment funds. As the shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses the Fund pays in connection with its own operations.

Exchange-Traded Funds. The Fund may purchase shares of exchange-traded funds (“ETFs”). Most ETFs are investment companies. Therefore, the Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies, which are described above under the heading “Investments In Other Investment Companies.”

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Repurchase Agreements

The Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. Repurchase agreements entail the Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The Fund will receive interest from the institution until the time when the repurchase is to occur. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Fund will receive as collateral U.S. “government securities,” as such term is defined in the 1940 Act, including securities of U.S. government agencies, or other collateral that the Fund’s investment advisor deems appropriate, whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund attempts to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

17

Short Sales

The Fund will not make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short “against the box.” Any gain realized by the Fund on such sales will be recognized at the time the Fund enters into the short sales.

Small Unseasoned Companies

The Fund may invest up to 5% of its total assets in small, less well-known companies, which (including predecessors) have operated less than three years. The securities of such companies may have limited liquidity.

Temporary Investments

The Fund does not intend to engage in short-term trading on an ongoing basis. Current income is not an objective of the Fund, and any current income derived from the Fund’s portfolio will be incidental. For temporary defensive purposes, when deemed necessary by the Adviser, the Fund may invest up to 100% of its assets in U.S. Government obligations or “high-quality” debt obligations of companies incorporated and having principal business activities in the United States. When the Fund’s assets are so invested, they are not invested so as to meet the Fund’s investment objective. High-quality short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one nationally recognized statistical ratings organization (“NRSRO”) (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) or “P-1” or “P-2” by Moody’s Investors Service (“Moody’s”)) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees.

U.S. Government Securities

The Fund may invest in some or all of the following U.S. government securities:

•

U.S. Treasury Bills—Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

•

U.S. Treasury Notes and Bonds—Direct obligations of the U.S. Treasury issued in maturities that vary between one and thirty years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. Government.

•

Treasury Inflation-Protected Securities (“TIPS”) – Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

•

“Ginnie Maes” – Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

18

•

“Fannie Maes” – The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

•

“Freddie Macs” – The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

Risks. U.S. Government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met.

FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

19

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Warrants

The Fund may invest in warrants (issued by U.S. and foreign issuers) which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Moreover, the value of a warrant does not necessarily change with the value of the underlying securities. Also, a warrant ceases to have value if it is not exercised prior to the expiration date. Warrants issued by foreign issuers may also be subject to the general risk associated with an investment in a foreign issuer, as set forth under “Foreign Investments.”

INVESTMENT RESTRICTIONS AND POLICIES

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.

The Fund may not make loans, except that the Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies;

2.	The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.

The Fund may not purchase or sell real estate, except that the Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

20

5.

The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

6.

The Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

7.

The Fund may not purchase any security if, as a result of that purchase, more than 25% of the Fund’s net assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries, except that the Fund may invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries if the index whose performance the Fund seeks to replicate concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Trust has adopted the following investment restrictions as non-fundamental policies with respect to the Fund, which may be changed by the Trust’s Board of Trustees. Pursuant to such restrictions, the Fund will not:

1.

make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund;

2.

purchase the securities of any other investment company, if a purchasing Fund, immediately after such purchase or acquisition, owns in the aggregate, (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; except if rules adopted by the Securities and Exchange Commission allow the Fund to exceed such limits; or

3.

securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund; (3) invest more than 15% of its total net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(a)(2) of the 1933 Act, as amended, shall not be deemed illiquid solely by reason of being unregistered.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

The Fund’s policy to, under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) (“Assets”) in gold and securities of companies located throughout the world, in both developed and emerging markets, that are engaged in mining or processing gold is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will be provided with at least sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Assets in the particular type of investment suggested by its name.

21

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s Board of Trustees has adopted the Adviser’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer (“CCO”) of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information, or (b) the conditioning of the receipt of such information along with other representations, including an undertaking not to trade based on the information where such representations precede the transmittal of the information); (3) the disclosure is made to service providers involved in the investment process, administration or custody of the Trust, including its Board of Trustees; or (4) the disclosure is made pursuant to prior written approval of the CCO of the Fund. In determining whether to grant such approval, the CCO shall consider, among other things, whether there is a legitimate business purpose for the disclosure and whether the recipient of such information is subject to an agreement or other requirement to maintain the confidentiality of such information and to refrain from trading based on such information. Any disclosure made pursuant to Item (4) above shall be reported to the Board at the next quarterly meeting. This policy also permits the Advisor and the Trust to disclose portfolio holdings in connection with (a) quarterly, semi-annual or annual report that is available to the public, or (b) other periodic disclosure that is publicly available. Subject to Items (1) to (4) above, executive officers of the Trust and Adviser are authorized to release portfolio holdings information. The Advisor, the Trust and their respective executive officers shall not accept on behalf of themselves, their affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. This Policy may change at any time without prior notice to shareholders. Any suspected breach of this obligation is required to be reported immediately to the Trust’s CCO and to the reporting person’s supervisor. Currently, the Trust does not maintain any ongoing arrangements with third parties pursuant to which non-public information about the Fund’s portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type) is provided. Portfolio holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, financial printers, proxy voting service providers, broker-dealers who are involved in executing portfolio transactions on behalf of the Fund, and pricing information vendors. Portfolio holdings information may also be provided to the Trust’s Board of Trustees.

BOARD OF TRUSTEES OF THE TRUST

The Board of the Trust consists of five Trustees, all of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration, operation, and business affairs of the Trust.

22

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) the length of service as a board member of the Trust, (iv) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (v) as to each Independent Trustee, such Trustee’s status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

The Board is also responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser or Sub-Advisory Agreement with the Sub-Adviser, the Board or its designee may meet with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund or Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

23

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

24

Independent Trustees

Name, Address [1] and Age	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During the Past Five Years
Michael W. Clark, 57	Trustee	Since September, 2018	President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.	2	Sprott Focus Trust

Barbara Connolly Keady, 55	Trustee	Since September, 2018	Director of New Business Development at Ceres Partners since 2010	2	Sprott Focus Trust

Peyton T. Muldoon, 48	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).	2	Sprott Focus Trust

James R. Pierce, Jr., 60	Trustee	Since September, 2018	Chairman, Global Energy & Power, Marsh JLT Specialty, a global specialty operations focusing on the energy and power business served by Marsh, Inc., since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014	2	Sprott Focus Trust

1.	The address for each Trustee is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
2.	Each Trustee serves until resignation, death, retirement or removal.

25

Interested Trustee and Officer

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During the Past Five Years
John Ciampaglia, 48	President and Trustee	Since September, 2018	Senior Managing Director of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, Inc. (Since 2010)	N/A	N/A

Thomas W. Ulrich, 53	Secretary, Chief Compliance Officer	Since September, 2018	In-House Counsel and Chief Compliance
			Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012); Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March, 2005 to July, 2011).	N/A	N/A

Varinder Bhathal, 46	Treasurer and Chief Financial Officer	Since September, 2018	a registered investment adviser, from October 1991 to March 2015; Sprott Asset Management Inc. (since 2007 and Controller and Vice President, Finance since 2015); Managing Director, Finance and Investment Operation of Sprott, Inc. (since October 2017) Chief Financial Officer of Sprott Private Wealth LP (since 2016).

1.	The address for each Trustee and officer is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
2.	Each Trustee serves until resignation, death, retirement or removal.

26

Board Committees

The Board has an Audit Committee consisting of all Trustees who are Independent Trustees. Ms. Connolly Keady currently serves as a member of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Mr. Clark, an Independent Trustee, is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

The Board also has a Nominating Committee consisting of all Trustees who are Independent Trustees. Mr. Pierce, an Independent Trustee, is the Chairman of the Nominating Committee. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation In considering Trustee nominee candidates, the Nominating Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

27

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, and Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of the Fund as of the date of this SAI.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (as of December 31, 2018)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2018)
Michael W. Clark	None	None

Barbara Connolly Keady	None	None

Peyton T. Muldoon	None	None

James R. Pierce, Jr.	None	None

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or [    ] (“Distributor”), or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

28

Remuneration of Trustees

Each current Independent Trustee is paid an annual retainer of $10,000 for his or her services as a Board member to the Fund, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings.

Annual Trustee fees may be reviewed periodically and changed by the Board.

Both the Fund and the Trust are new and thus information about the compensation paid to the Trustees by the Trust for its most recent fiscal year is not available.

Limitation of Trustees’ Liability

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund.”

Investment Adviser

Sprott Asset Management LP acts as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund (“Advisory Agreement”) and, pursuant to the Advisory Agreement, is responsible for the day-to-day investment management of the Fund. The Adviser is owned and controlled by Sprott Asset Management GP Inc. and Sprott, Inc.

Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs. The Adviser invests the assets of the Fund, either directly or through the use of sub-advisers, according to the Fund’s investment objective, policies and restrictions. The Adviser furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Fund.

For the performance of its services under the Agreements, the Advisor receives a fee from the Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Gold Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion.

29

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreements for the Fund will be available in the Fund’s [annual/semi-annual report to shareholders for the period ended [ ], 2019].

Pursuant to the Advisory Agreement, the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Advisory Agreement is terminable upon 60 days’ notice by the Board and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Gold Fund paid the predecessor investment adviser the following advisory fees during the last three fiscal years:

Fiscal Year Ended October 31, 2018: $8,885,348

Fiscal Year Ended October 31, 2017: $10,228,295

Fiscal Year Ended: October 31, 2016 $10,201,694

Sub-Adviser

Sprott Asset Management USA Inc. acts as investment sub-adviser to the Fund pursuant to a sub-advisory agreement between the Sub-Adviser and the Adviser with respect to the Fund (“Sub-Advisory Agreement”) and, pursuant to the Sub-Advisory Agreement, is responsible for the recommendation of the purchase, retention and sale of the Fund’s portfolio securities, subject to the oversight of the Adviser and the Board. The sub-advisory fee is paid on a monthly basis. The Fund is not responsible for the payment of this sub-advisory fee.

The Sub-Adviser receives the following fees: [    ]

Pursuant to the Sub-Advisory Agreement, the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Sub-Advisory Agreement is terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

A discussion regarding the Board of Trustees’ basis for approving the Sub-Advisory Agreement with respect to the Fund will be available in the Fund’s [annual/semi-annual shareholder report] for the period ended [     ], 2019.

30

Other Accounts Managed by the Portfolio Managers

Name of Portfolio Manager	Other Accounts Managed (As of [ ], 2019)			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
John Hathaway	Registered investment companies	[ ]	[ ]	[ ]	[ ]
	Other pooled investment vehicles	[ ]	[ ]	[ ]	[ ]
	Other accounts	[ ]	[ ]	[ ]	[ ]

Douglas B. Groh	Registered investment companies	[ ]	[ ]	[ ]	[ ]
	Other pooled investment vehicles	[ ]	[ ]	[ ]	[ ]
	Other accounts	[ ]	[ ]	[ ]	[ ]

Ryan McIntyre	Registered investment companies	[ ]	[ ]	[ ]	[ ]
	Other pooled investment vehicles	[ ]	[ ]	[ ]	[ ]
	Other accounts	[ ]	[ ]	[ ]	[ ]

Portfolio Manager Compensation

Each of Messrs. Hathaway, Groh and McIntyre receive compensation in connection with his management of the Fund for which he acts as portfolio manager and other accounts identified above, which includes the following components:

[     ][     ]

Portfolio Manager Share Ownership

As of the date of this SAI, the Portfolio Managers did not beneficially own shares of the Fund.

Conflicts of Interest

A conflict of interest may arise as a result of the Portfolio Managers being responsible for multiple accounts, including the Fund that may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund or the other account. The other accounts may have similar investment objectives or strategies as the

31

Fund, may track the same benchmarks or indices as the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Fund. The Portfolio Managers may be responsible for accounts that have different advisory fee schedules, such as performance-based fees, which may create an incentive for the Portfolio Managers to favor one account over another in terms of access to investment opportunities or the allocation of the Portfolio Managers’ time and resources. The Portfolio Managers may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the Portfolio Managers to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the Compliance team.

The Adviser supervises administration of the Fund pursuant to an Administrative Services Agreement with the Fund. Under the Administrative Services Agreement, the Adviser supervises the administration of all aspects of the Fund’s operations, including the Fund’s receipt of services for which the Fund is obligated to pay, provides the Fund with general office facilities and provides, at the Fund’s expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Fund. Those persons, as well as certain officers and Trustees of the Fund, may be directors, officers or employees of (and persons providing services to the Fund may include) the Adviser and its affiliates. For these services and facilities, the Adviser receives a fee computed and paid monthly at an annual rate of: (i) 0.15% on the first $400 million of average daily net assets of the Fund; (ii) 0.13% on the next $600 million of average daily net assets of the Fund; and (iii) 0.12% on the average daily net assets of the Fund in excess of $1 billion.

The following table indicates the amounts paid by the Predecessor Fund to its former investment adviser for the last three fiscal years:

Fiscal Year Ended October 31, 2018: $1,407,606

Fiscal Year Ended October 31, 2017: $1,652,916

Fiscal Year Ended: October 31, 2016 $1,651,103

Sub-Administrator

The Adviser has entered into a Sub-Administration Agreement (the “Sub-Administration Agreement”) with [                 ] (the “Sub-Administrator”), which is located at [                ]. Under the Sub-Administration Agreement, the Sub-Administrator assists in supervising all aspects of the Trust’s operations except those performed by the Adviser under its advisory agreements with the Trust. The Sub-Administrator acts as a liaison among all Fund service providers; coordinates Trustee communication through various means; assists in the audit process; monitors compliance with the 1940 Act, state “Blue Sky” authorities, the SEC and the Internal Revenue Service; and prepares financial reports. For the services it provides, the Advisor pays the Sub-Administrator a fee based on the assets of the Fund. The fee payable to the Sub-Administrator by the Adviser is calculated daily and payable monthly, at an annual rate of: (i) [    ]% on the first $400 million of the average daily net assets; (ii) [    ]% on the next $600 million of the average daily net assets; and (iii) [    ]% of the average daily net assets in excess of $1 billion, subject to a minimum annual fee for the Fund of $[    ]. The Sub-Administrator also serves as the Fund’s transfer agent and dividend paying agent and provides the Fund with certain fulfillment, accounting and other services pursuant to agreements.

Distributor

Sprott Global Resource Investments LTD (the “Distributor”), located at 1910 Palomar Point Way, Suite 200. Carlsbad, CA 92008, serves as the Fund’s distributor and principal underwriter pursuant to the Distribution Agreement dated and approved by the Board of Trustees of the Trust on September 4, 2019. The Distributor is an affiliate of the Adviser. The Fund has appointed the Distributor to act as its underwriter to promote and

32

arrange for the sale of shares of beneficial interest of the Fund to the public through its sales representatives and to investment dealers as long as it has unissued and/or treasury shares available for sale. The Distributor shall bear the expenses of printing and distributing prospectuses and statements of additional information (other than those prospectuses and statements of additional information required by applicable laws and regulations to be distributed to the shareholders by the Fund and pursuant to any Rule 12b-1 distribution plan), and any other promotional or sales literature which are used by the Distributor or furnished by the Distributor to purchasers or dealers in connection with the Distributor’s activities. While the Distributor is not obligated to sell any specific amount of the Trust’s shares, the Distributor has agreed to devote reasonable time and effort to enlist investment dealers and otherwise promote the sale and distribution of Fund shares as well as act as Distributor for the sale and distribution of the shares of the Fund as such arrangements may profitably be made. The Distribution Agreement will automatically terminate in the event of its assignment.

The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). The Plan provides that the Fund pays Rule 12b-1 distribution and service fees of a certain percentage per annum of the Fund’s average daily net assets. The Plan compensates the Distributor regardless of expenses actually incurred by the Distributor. The Plan is intended to benefit the Fund, among other things, by supporting the Fund’s distribution, which may increase its assets and reduce its expense ratio. The Independent Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including the Distributor who enter into agreements with the Fund or the Distributor.

In approving the Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the disinterested Trustees) considered various factors and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan will continue in effect from year to year if specifically approved annually by the vote of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan. When the Plan is in effect, the Trust’s Principal Financial Officer shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by the Fund under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Plan must be approved by the Board of Trustees and by the disinterested Trustees cast in person at a meeting called specifically for that purpose. When the Plan is in effect, the selection and nomination of the disinterested Trustees shall be made by those disinterested Trustees then in office.

No Rule 12b-1 fees are currently paid by the Institutional Class of the Fund, and there are no plans to impose such fees, as the Rule 12b-1 Plan is not operable for the Class.

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, except for a redemption fee imposed on shares of the Fund held for 90 days or less. The Distributor does not receive an underwriting commission for any of shares the Fund. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund’s shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

Custodian and Transfer Agent

[     ] serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, [     ] holds the Fund’s assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. [     ] also serves as transfer agent for the Fund pursuant to a Transfer Agency and Service Agreement. As compensation for the foregoing services, [     ] receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the management fee.

33

Securities Lending Agent

To the extent the Fund engages in securities lending, a securities lending agent for the Fund (the “Securities Lending Agent”) will be appointed pursuant to a written agreement (the “Securities Lending Agency Agreement”), who will be subject to the overall supervision of the Adviser.

If the Fund engages in securities lending, the Fund will retain a portion of the securities lending income and remit the remaining portion to the Securities Lending Agent as compensation for its services. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. The Securities Lending Agent will bear all operational costs directly related to securities lending.

Because the Fund is newly launched, no securities lending services have been provided, and the Fund had no income and fees/compensation related to its securities lending activities.

Counsel

Thompson Hine LLP is counsel to the Trust, including the Fund and the Trustees that are not interested persons of the Trust, as that term is defined in the 1940 Act.

Independent Registered Public Accounting Firm

[     ] serves as the Trust’s independent registered public accounting firm and audits the Fund’s financial statements and performs other related audit services.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q or Form N-PORT. The Form N-Q or N-PORT for the Fund will be available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q or N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090.

CODE OF ETHICS

The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

34

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling [ ] or on the Fund’s website, and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available through by writing to [NAME], [ADDRESS]. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

BROKERAGE TRANSACTIONS

Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund are made by the Adviser. The Adviser is authorized to allocate the orders placed by it on behalf of the Fund to such unaffiliated brokers who also provide research or statistical material, or other services to the Fund or the Adviser for the Fund’s use. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board of Trustees indicating the unaffiliated brokers to whom such allocations have been made and the basis therefore. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.” Although the Adviser believes that it properly discharges its obligations to achieve best execution for the Trust, it does not represent to the Fund that it will necessarily obtain the lowest possible commission charge on every trade. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

In selecting a broker to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay an unaffiliated broker that provides research services to the Adviser for the Fund’s use of an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Adviser’s ongoing responsibilities with respect to the Fund. Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is difficult to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent. The practice of using commission dollars to pay for research services with execution services is commonly referred to as “soft dollars”.

35

This type of investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Adviser’s own internal research and investment strategy capabilities. The nature of research services provided takes several forms including the following: advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and computerized valuation screens. The Adviser’s policy is to make an internal allocation of brokerage commissions to a limited number of brokers for economic research and for valuation models and screens. Another internal allocation is made to a limited number of brokers providing broad-based coverage of industries and companies, and also to brokers which provide specialized information on individual companies. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients’ accounts.

The following table indicates the amount of total brokerage commission on portfolio transactions paid by the Predecessor Fund for the last three fiscal years:

Brokerage Commissions Paid by the Predecessor Fund for the Fiscal Years Ended October 31,
2018	2017	2016
$1,358,638	$1,483,728	$2,214,856

The following table indicates the aggregate dollar amount of brokerage commissions paid by the Fund to the Distributor for the last three fiscal years:

Brokerage Commissions Paid to the [Distributor] by the Predecessor Fund for the Fiscal Years Ended October 31,
2018	2017	2016
$9,150	$0	$1,521

For the fiscal year ended October 31, 2018, the percentage of the Predecessor Fund’s brokerage commissions paid to the Distributor and the aggregate dollar amount of transactions involving the payment of such commissions were as follows:

% of Total Brokerage Commissions paid to the Distributor	% of Total Transactions involving the Payment of such Commissions
0.67%	0.61%
($1,792,324)

DETERMINATION OF NET ASSET VALUE

NAV for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

36

In calculating the Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Securities sold short “against the box” will be valued at market as determined above; however, in instances where the Fund has sold securities short against a long position in the issuer’s convertible securities, for the purpose of valuation, the securities in the short position will be valued at the “asked” price rather than the mean of the last “bid” and “asked” prices. Investments in gold will be valued at the spot price of gold determined based on the mean of the last bid and asked prices (Bloomberg symbol “GOLDS”). Investments in silver will be valued on the basis of the closing spot prices of the New York Commodity Exchange. Investments in other precious metals will be valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s pricing procedures require the Valuation Committee to determine a security’s fair value. In determining such value the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators. In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

PURCHASE AND REDEMPTION OF SHARES

A complete description of the manner by which the Fund’s shares may be purchased and redeemed appears in the Prospectus under the headings “How to Purchase Shares of the Fund” and “How to Redeem Shares” respectively. Investors may, if they wish, invest in the Fund through securities dealers with which they have accounts. Securities dealers may also designate their agents and affiliates as intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when the securities dealer or its designated agent or affiliate receives the order. Orders will be priced at the Fund’s net asset value next computed after the orders are received by the securities dealers or their designated agent or affiliate, subject to certain procedures with which the dealers or their agents must comply when submitting orders to the Fund’s transfer agent.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Distributions.”

37

General Policies

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least [     ]. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Sprott Asset Management LP provided the initial capital for the Fund by purchasing 10,000 shares for $100,000. As of the date of this SAI, Sprott Asset Management LP owned 100% of the outstanding shares of the Fund. Sprott Asset Management LP may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of the date of this SAI, the aggregate number of shares of beneficial interest of the Fund owned by the Fund’s officers and Trustees as a group was 0% of the Fund’s shares of beneficial interest outstanding.

TAXES

The following is a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. This summary is not intended to be a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year, and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances in January of the subsequent year, will be considered distributions of income and gains of the taxable year for this purpose.

The Fund must also satisfy asset diversification tests in order to qualify as a regulated investment company. Under these tests, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of any one issuer and does not hold more than 10% of the outstanding voting securities of any one issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the underlying security not the issuer of the option.

In any given year, the Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for purposes of satisfying the distribution requirements. The Fund that uses equalization accounting will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions

38

of Fund shares and will correspondingly reduce the amount of such income and gain that it distributes in cash. If the Internal Revenue Service determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any tax year, the Fund may be liable for federal income and/or excise tax, and, if the distribution requirement has not been met, may also be unable to continue to qualify for treatment as a regulated investment company (see discussion above on the consequences of the Fund failing to qualify for that treatment).

In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income each year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from qualified publicly traded partnerships.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

In general, gain or loss recognized by the Fund on the disposition of an asset or as a result of certain constructive sales will be a capital gain or loss. However, there are numerous exceptions to the rule, pursuant to which gain on the disposition of an asset is treated as ordinary income. For example, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount will generally be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto attributable to changes in foreign currency exchange rates, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to certain transactions where substantially all of the return realized is attributable to the time value of the Fund’s net investment in the transaction.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

For the fiscal year ended October 31, 2018 the Predecessor Fund had late year losses of $7,503,492.

At October 31, 2018 the Predecessor Fund had tax basis capital losses which may be carried forward to offset future capital gains:

Indefinite Short Term: $2,295,524

Indefinite Long Term: $375,404,846

39

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 contracts.

The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a “QEF”), in which case it will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

The Fund that realized income from investments in foreign assets may have to report income from foreign currency gains or losses as separate items of ordinary income or loss.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 as if it had been incurred in the succeeding year.

40

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98.2% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability or may incur the excise tax.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. To the extent distributions from the Fund are attributable to dividends received from U.S. corporations and certain foreign corporations, such reported distributions will be taxable to shareholders as qualified dividend income under current federal law and will qualify for the 20% maximum federal tax rate currently applicable to dividends received by individuals if certain holding periods are met. Distributions from the Fund, including distributions attributable to dividends from real estate investment trusts, may not qualify for the 20% dividend tax rate.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and reported as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund’s disposition of domestic “small business” stock will be subject to tax.

Conversely, if the Fund decides to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 21% federal corporate tax rate although in such a case it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder will be required to report his or her pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of the Code any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. The 46-day holding period must be satisfied during the 91-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 181-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if certain provisions of the Code apply.

41

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the source. Unless the Fund qualifies for and makes a special election, foreign taxes reduce net investment income of the Fund and are borne at the Fund level rather than passed through to shareholders under the applicable tax laws. If the Fund qualifies and meets certain legal requirements, it may pass-through these foreign taxes to shareholders. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund, subject to certain exceptions for a fund of funds structure. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

Distributions by the Fund that do not constitute dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder. The Fund may make taxable distributions even during periods in which share prices have declined. Tax considerations are not of primary importance in the investment and sale decisions of the Fund. You are responsible for paying your tax liabilities attributable to income you receive from the Fund.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding, currently at a rate set under Section 3406 of the Code for U.S. residents for dividends and capital gains, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of

42

interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. A redemption in kind is a taxable event to you. Under current law, long-term capital gain recognized by an individual shareholder will be taxed at a maximum federal rate of 20% if the holder has held such shares for more than 12 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund’s election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder’s pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold U.S. federal income tax at a backup withholding rate of 24% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

43

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on the Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable under the rules above and subject to any applicable intergovernmental agreements, withholding under FATCA is required generally with respect to distributions from the Fund, but under temporary regulations, not with respect to gross proceeds on sales or capital gain distributions. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

Effect of Future Legislation; State and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect. The Fund does not intend to seek any rulings from the IRS or other taxing authorities, or an opinion of tax counsel, with respect to any tax issues.

Rules of state and local taxation of ordinary income distributions and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

CAPITAL STOCK

The Trust currently is comprised of two investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional series of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all Fund vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other Fund, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

FINANCIAL STATEMENTS

[TO BE PROVIDED BY SUBSEQUENT AMENDMENT]

44

APPENDIX A

SPROTT ASSET MANAGEMENT LP PROXY VOTING POLICIES

Sprott Asset Management Proxy Voting Policy

Purpose

A perceived or potential conflict arises when a manager has the opportunity to vote a proxy in a manner that is in its own interest and not in the best interest of a fund associated with the proxy.

Policy

Sprott Asset Management L.P. (the “Manager”), in its capacity as manager to the Fund, is wholly responsible for establishing, monitoring and amending (if necessary) the policies and procedures relating to the voting of proxies received in connection with the Fund’s portfolio investments.

The Manager will vote in favor of the following proxy proposals:

a.	electing and fixing the number of directors

b.	authorizing directors to fix remuneration of auditors

c.	appointing auditors

d.	approving private placements to insiders exceeding a 10% threshold

e.	ratifying director actions

f.	approving private placements exceeding a 25% threshold

g.	approving special resolutions to change the authorized capital of a corporation to an unlimited number of common shares without par value

h.	changing the registered address

The Manager will vote against any proposal relating to stock option plans that: (i) exceed 5% of the common shares issued and outstanding at the time of grant (on a non-diluted basis); or (ii) provide that the maximum number of common shares issuable pursuant to such plan exceeds a ‘‘rolling’’ maximum equal to 5% of the outstanding common shares at the date of the grant of applicable options.

In certain cases, proxy votes may not be cast when the Manager determines that it is not in the best interests of security holders of a Fund to vote such proxies. In the event a proxy raises a potential material conflict of interest between the interests of a Fund and the Manager, affiliate or associate of the Fund or the manager or portfolio advisor of such affiliate or associate, the conflict will be resolved in the best interests of the security holders of the Fund.

The Manager retains the discretion to depart from these policies on any particular proxy vote depending upon the facts and circumstances.

A copy of the proxy voting guidelines of the Manager is available upon request, free of charge, by contacting the Corporation at Suite 2600, South Tower, Royal Bank Plaza, 200 Bay Street, Toronto, Ontario, M5J 2J1 or through the Manager’s website.

A-1

Resolution of Conflict

By setting out predetermined guidelines based on industry best practices, this proxy policy reduces the potential for arbitrary voting decisions that are not made in the best interests of the Fund.

A-2

SUBJECT TO COMPLETION

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 11, 2019

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Statement of Additional Information is not an offer to sell or the solicitation of an offer to buy securities and is not offering or soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

SPROTT FUNDS TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated [     ], 2019

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the Prospectus of Sprott Gold Fund (the “Fund”), a series of Sprott Funds Trust (the “Trust”) dated [     ], 2019, as amended (“Prospectus”), for the following series of the Trust and class, as it may be supplemented from time to time:

Fund	Ticker Symbol
Sprott Gold Fund – Investor Class	[	]

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus, SAI and the Trust’s Annual and Semi-Annual Shareholder Reports may be obtained without charge by writing to the Trust or the Trust’s Distributor, [NAME], at [ADDRESS] or by calling [     ] (9 a.m. to 6 p.m. Eastern Time).

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of two investment portfolios: Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF. The Fund is a non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on January 3, 2018. The shares of the Fund are referred to herein as “Shares.” Sprott Asset Management LP (the “Adviser”) acts as investment adviser to the Fund. Sprott Asset Management USA Inc. (the “Sub-Adviser”) acts as sub-adviser to the Fund. The Fund acquired all of the assets and liabilities of Tocqueville Gold Fund (the “Predecessor Fund”), a series of The Tocqueville Trust, in a tax-free reorganization on [ ], 2019 (the “Reorganization”). The Predecessor Fund had the same investment objectives, strategies and policies as the Fund at the time of the Reorganization.

The Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals (“other precious metal securities”). Much of the information contained in this SAI expands on subjects discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Fund’s Prospectus.

With respect to the Fund, the Trust may offer more than one class of shares. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The Trust, on behalf of the Fund, has adopted a multiple class plan under Rule 18f-3 under the 1940 Act, detailing the attributes of the Fund’s share classes. The Fund offers two classes of shares: Institutional Class shares and Investor Class shares. Institutional Class shares of the Fund are currently offered in a separate prospectus and SAI.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the headings “Summary Information—Principal Investment Strategies of the Fund” with respect to the applicable Fund, “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund and “Additional Information About the Fund’s Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Borrowing

The Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. Repurchase agreements entail the Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The Fund will receive interest from the institution until the time when the repurchase is to occur.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Fund will receive as collateral U.S. “government securities,” as such term is defined in the 1940 Act, including securities of U.S. government agencies, or other collateral that the Fund’s investment advisor (the “Adviser”) deems appropriate, whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund attempts to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

Convertible Securities

The Fund may invest in convertible securities which may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. Convertible securities, until converted, have general characteristics similar to both debt and equity securities. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer’s capital structure and are consequently of higher quality and generally entail less risk than the issuer’s common stock.

Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber-attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber-attacks or other information security breaches in the future.

Debt Securities

With respect to investment by the Fund in debt securities, there is no requirement that all such securities be rated by a recognized rating agency. However, it is the policy of the Fund that investments in debt securities, whether rated or unrated, will be made only if they are, in the opinion of the Adviser, of equivalent quality to “investment grade” securities. “Investment grade” securities are those rated within the four highest quality grades as determined by Moody’s or S&P. Securities rated Aaa by Moody’s and AAA by S&P are judged to be of the best quality and carry the smallest degree of risk. Securities rated Baa by Moody’s and BBB by S&P lack high quality investment characteristics and, in fact, have speculative characteristics as well. Debt securities are interest-rate sensitive; therefore their value will tend to decrease when interest rates rise and increase when interest rates fall. Such increase or decrease in value of longer-term debt instruments as a result of interest rate movement will be larger than the increase or decrease in value of shorter-term debt instruments.

Foreign Investments

Direct and indirect investments in securities of foreign issuers may involve risks that are not present with domestic investments and there can be no assurance that the Fund’s foreign investments will present less risk than a portfolio of domestic securities. Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of the Fund’s portfolio. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability or revolution, or diplomatic developments which could affect investments in those countries.

American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs, EDRs, GDRs, and CDRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored GDRs, CDRs, EDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

The value of the Fund’s investments denominated in foreign currencies may depend in part on the relative strength of the U.S. dollar, and the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar. When the Fund invests in foreign securities they will usually be denominated in foreign currency. The Fund may also directly hold foreign currencies and purchase and sell foreign currencies. Thus, the Fund’s net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. In addition, with regard to foreign securities, a significant event occurring after the close of trading but before the calculation of the Fund’s net asset value may mean that the closing price for the security may not constitute a readily available market quotation and may accordingly require that the security be priced at its fair value in accordance with the fair value procedures established by the Trust. The Adviser will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Where the Adviser determines that an adjustment should be made in the security’s value because significant intervening events have caused the Fund’s net asset value to be materially inaccurate, the Adviser will seek to have the security “fair valued” in accordance with the Trust’s fair value procedures.

Emerging Markets. In addition to the risks described above, the economies of emerging market countries may differ unfavorably from the United States economy in such respects as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Further, such economies generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by any trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in countries with which they trade.

Each of the emerging market countries, including those located in Latin America, the Middle East, Asia and Eastern Europe, and frontier markets (emerging market countries in an earlier stage of development) may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the U.S., Japan and most developed markets countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments could in the future be adversely affected by any increase in taxes or by political, economic or diplomatic developments, including the impact of any economic sanctions. Investment opportunities within certain emerging markets, such as countries in Eastern Europe, may be considered “not readily marketable” for purposes of the limitation on illiquid securities set forth above.

Futures and Options Transactions

The Fund may enter into hedging transactions. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Fund is permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to the reduction of risk; they cannot be for speculation. In particular, the Fund may (i) write covered call options on securities and stock indices; (ii) purchase put and call options on securities and stock indices; (iii) enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon, as described under “Writing Covered Call Options on Securities and Stock Indices,” “Purchasing Put and Call Options on Securities and Stock Indices” and “Futures Contracts” (“Hedging Instruments”), respectively. The Fund can employ new Hedging Instruments and strategies when they are developed, if those investment methods are consistent with the Fund’s investment objective and are permissible under applicable regulations governing the Fund.

To the extent the Fund uses Hedging Instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in the Fund, the Adviser will attempt to create a very closely correlated hedge.

The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (“SEC”), the exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”). In addition, the Fund’s ability to use Hedging Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund’s investment portfolio. Thus, in a short hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.

Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Instruments on indices may be used to hedge broad market sectors.

Special Risks of Hedging Strategies. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

(1) Successful use of most Hedging Instruments depends upon the Adviser’s ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While the Adviser is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges, using Hedging Instruments on indices, will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

To compensate for imperfect correlation, the Fund may purchase or sell Hedging Instruments in a greater dollar amount than the hedged securities or currency if the volatility of the hedged securities or currency is historically greater than the volatility of the Hedging Instruments. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities or currency is historically less than that of the Hedging Instruments.

(3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because the Adviser projected a decline in the price of a security in the Fund’s investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declines by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

(4) As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties. If the Fund was unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

Cover for Hedging Strategies. Some Hedging Instruments expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, options, futures contracts or forward contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with the Fund’s custodian, in the prescribed amount.

Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.

Writing Covered Call Options on Securities and Stock Indices. The Fund may write covered call options on optionable securities or stock indices of the types in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain their objective. A call option written by the Fund gives the holder the right to buy the underlying securities or index from the Fund at a stated exercise price. Options on stock indices are settled in cash.

The Fund may write only covered call options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities or cash satisfying the cover requirements of securities exchanges).

The Fund will receive a premium for writing a covered call option, which increases the return of the Fund in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security or index to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security or index. By writing a covered call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security or index above the exercise price of the option.

The Fund may terminate an option it has written prior to the option’s expiration by entering into a closing purchase transaction in which an option is purchased having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security (or securities) owned by the Fund.

Purchasing Put and Call Options on Securities and Stock Indices. The Fund may purchase put options on securities and stock indices to protect its portfolio holdings in an underlying stock index or security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security or index at the put exercise price regardless of any decline in the underlying market price of the security or index. In order for a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security or index by the premium paid for the put option and by transaction costs, but it will retain the ability to benefit from future increases in market value.

The Fund also may purchase call options to hedge against an increase in prices of stock indices or securities that it ultimately wants to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security or index at the exercise price regardless of any increase in the underlying market price of the security or index. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security or index at the time it purchased the call option by the premium paid for the call option and by transaction costs, but it limits the loss it will suffer if the security or index declines in value to such premium and transaction costs.

The Fund also may purchase puts and calls on gold and other precious metals that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of gold and other precious metals and against increases in the dollar cost of gold and other precious metals to be acquired.

Risk Factors in Options Transactions. In considering the use of options, particular note should be taken of the following:

(1) The value of an option position will reflect, among other things, the current market price of the underlying security, index or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon the Adviser’s ability to forecast the direction of price fluctuations in the underlying instrument.

(2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

(3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although the Fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because the Fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

(5) The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures Contracts. The Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs or for hedging purposes as previously discussed. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, currency or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been “sold” or “selling” a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the CFTC. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if the Fund covers a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, or engages in sales of call options, it need not segregate assets if it covers these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The Fund will only sell futures contracts to protect securities and currencies it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

The Fund’s ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund are only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying the futures contract have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Exclusion from Definition of Commodity Pool Operator. Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Trust has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Trust are therefore not subject to registration or regulation as a pool operator under the CEA. In order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, certain currency transactions, swaps (including securities futures, broad-based stock index futures and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Forward Foreign Currency Transactions

The Fund may invest in forward foreign currency exchange contracts (“forward contract”). Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts generally are established in the interbank market directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers. Certain types of forward foreign currency exchange contracts are now regulated as swaps by the CFTC and, although they may still be established in the interbank market by currency traders on behalf of their customers, such instruments now must be executed in accordance with applicable federal regulations. The regulation of such forward foreign currency exchange contracts as swaps is a recent development and there can be no assurance that the additional regulation of these types of derivatives will not have an adverse effect on the Fund that utilizes these instruments. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund’s use of such contracts will include, but not be limited to, the following situations:

First, when the Fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the Adviser to the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

The Fund may enter into forward contracts for any other purpose consistent with the Fund’s investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although the Fund values its assets daily in terms of U.S. dollars, they do not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Gold Bullion and Other Precious Metals

The Fund is subject to the special risks associated with investing in gold and other precious metals, including (i) the price of gold or other precious metals may be subject to wide fluctuation; (ii) the market for gold or other precious metals is relatively limited; (iii) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (iv) the market for gold and other precious metals is unregulated.

Gold bullion and other precious metals have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold bullion and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, gold bullion and other precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in gold bullion and other precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. The Fund may incur higher custody and transaction costs for gold bullion and other precious metals than for securities. Also, gold bullion and other precious metals investments do not pay income.

The majority of producers of gold bullion and other precious metals are domiciled in a limited number of countries. Currently, the five largest producers of gold are China, Australia, Russia, the United States and Canada. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings.

The Fund is also subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code if it derives more than 10% of its gross income from investment in gold bullion or other precious metals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the Fund and its shareholders. In order to ensure that it qualifies as a regulated investment company, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.

Government Intervention in Financial Markets

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region may adversely affect companies in a different country or region. In the past, instability in the financial markets has led governments and regulators around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The SEC and its staff are reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Fund’s use of various portfolio management strategies or techniques and adversely impact the Fund.

In particular, in October 2016, the SEC adopted a new liquidity risk management rule requiring open-end funds, such as the Fund to establish a liquidity risk management program and enhance disclosures regarding fund liquidity. Certain aspects of the rule went into effect on December 1, 2018, while implementation of other aspects of the rule has been delayed until June 1, 2019. Additionally, the SEC adopted new monthly portfolio holdings reporting requirements that would be applicable to the Fund. The Fund will currently be required to begin reporting this information to the SEC no later than May 30, 2019. The effect these new rules will have on the Fund is not yet known, but may impact the Fund’s performance and ability to achieve their investment objectives.

The Trump administration has called for substantial changes to U.S. fiscal and tax policies, including comprehensive corporate and individual tax reform. In addition, the Trump administration has called for significant changes to U.S. trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-

reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or Trump administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Some particular areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Although it is impossible to predict the impact, if any, of these changes to the Fund’s business, they may adversely affect the Fund’s business, financial condition, operating results and cash flows.

In addition, the Tax Cuts and Jobs Act (the “Act”) makes substantial changes to the Code. Among those changes are a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. The effect of these, and the many other changes made in the Act is highly uncertain, both in terms of their direct effect on the taxation of an investment in the Fund’s shares and their indirect effect on the value of their assets, Fund’s shares or market conditions generally. Furthermore, many of the provisions of the Act will require guidance through the issuance of Treasury regulations in order to assess their effect. There may be a substantial delay before such regulations are promulgated, increasing the uncertainty as to the ultimate effect of the statutory amendments on the Fund. It is also likely that there will be technical corrections legislation proposed with respect to the Act, the effect of which cannot be predicted and may be adverse to the Fund, or Fund shareholders.

Illiquid or Restricted Securities

The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the 1933 Act are technically considered “restricted securities,” the Fund may each purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(a)(2) of the 1933 Act (“4(a)(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(a)(2) Paper under the supervision of the Board of Trustees (the “Trustees”). The liquidity of Rule 144A securities and 4(a)(2) Paper will be monitored by the Adviser, and if as a result of changed conditions, it is determined that a Rule 144A security or 4(a)(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Limited Partnerships and Master Limited Partnerships

The Fund may invest up to 5% of its net assets in limited partnerships. A limited partnership interest entitles the Fund to participate in the investment return of the partnership’s assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner’s liability is generally limited to the amount of its commitment to the partnership.

The Fund may invest up to 5% of its net assets in equity securities of master limited partnerships (“MLPs”), and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units.

Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Shareholders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Money Market Instruments

The Fund may invest in “money market instruments,” which include, among other things, obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, commercial paper rated in the highest grade by any nationally recognized rating agency, and certificates of deposit and bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars. Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by the Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument.

Other Investment Companies

The Fund may invest in other investment companies. Under the 1940 Act, subject to certain exceptions, the Fund may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”). These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act, such as hedge funds or private investment funds. As the shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Such expenses are in addition to the expenses the Fund pays in connection with its own operations.

Exchange-Traded Funds. The Fund may purchase shares of exchange-traded funds (“ETFs”). Most ETFs are investment companies. Therefore, the Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, the Fund’s investments in other investment companies, which are described above under the heading “Investments In Other Investment Companies.”

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Repurchase Agreements

The Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. Repurchase agreements entail the Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The Fund will receive interest from the institution until the time when the repurchase is to occur. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Fund will receive as collateral U.S. “government securities,” as such term is defined in the 1940 Act, including securities of U.S. government agencies, or other collateral that the Fund’s investment advisor deems appropriate, whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Fund attempts to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

Short Sales

The Fund will not make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short “against the box.” Any gain realized by the Fund on such sales will be recognized at the time the Fund enters into the short sales.

Small Unseasoned Companies

The Fund may invest up to 5% of its total assets in small, less well-known companies, which (including predecessors) have operated less than three years. The securities of such companies may have limited liquidity.

Temporary Investments

The Fund does not intend to engage in short-term trading on an ongoing basis. Current income is not an objective of the Fund, and any current income derived from the Fund’s portfolio will be incidental. For temporary defensive purposes, when deemed necessary by the Adviser, the Fund may invest up to 100% of its assets in U.S. Government obligations or “high-quality” debt obligations of companies incorporated and having principal business activities in the United States. When the Fund’s assets are so invested, they are not invested so as to meet the Fund’s investment objective. High-quality short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one nationally recognized statistical ratings organization (“NRSRO”) (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) or “P-1” or “P-2” by Moody’s Investors Service (“Moody’s”)) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees.

U.S. Government Securities

The Fund may invest in some or all of the following U.S. government securities:

•

U.S. Treasury Bills—Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

•

U.S. Treasury Notes and Bonds—Direct obligations of the U.S. Treasury issued in maturities that vary between one and thirty years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. Government.

•

Treasury Inflation-Protected Securities (“TIPS”) – Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

•

“Ginnie Maes” – Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

•

“Fannie Maes” – The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

•

“Freddie Macs” – The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

Risks. U.S. Government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and the U.S. Treasury. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a federally chartered and privately-owned corporation, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national fund. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve FNMA’s and FHLMC’s assets and property and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met.

FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so. In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

Warrants

The Fund may invest in warrants (issued by U.S. and foreign issuers) which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Moreover, the value of a warrant does not necessarily change with the value of the underlying securities. Also, a warrant ceases to have value if it is not exercised prior to the expiration date. Warrants issued by foreign issuers may also be subject to the general risk associated with an investment in a foreign issuer, as set forth under “Foreign Investments.”

INVESTMENT RESTRICTIONS AND POLICIES

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.

The Fund may not make loans, except that the Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies;

2.	The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.

The Fund may not purchase or sell real estate, except that the Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.

The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

6.

The Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

7.

The Fund may not purchase any security if, as a result of that purchase, more than 25% of the Fund’s net assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries, except that the Fund may invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries if the index whose performance the Fund seeks to replicate concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Trust has adopted the following investment restrictions as non-fundamental policies with respect to the Fund, which may be changed by the Trust’s Board of Trustees. Pursuant to such restrictions, the Fund will not:

1.

make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund;

2.

purchase the securities of any other investment company, if a purchasing Fund, immediately after such purchase or acquisition, owns in the aggregate, (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; except if rules adopted by the Securities and Exchange Commission allow the Fund to exceed such limits; or

3.

securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund; (3) invest more than 15% of its total net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(a)(2) of the 1933 Act, as amended, shall not be deemed illiquid solely by reason of being unregistered.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

The Fund’s policy to, under normal circumstances, invest at least 80% of its assets (net assets plus any borrowings for investment purposes) (“Assets”) in gold and securities of companies located throughout the world, in both developed and emerging markets, that are engaged in mining or processing gold is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will be provided with at least sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Assets in the particular type of investment suggested by its name.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s Board of Trustees has adopted the Adviser’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer (“CCO”) of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information, or (b) the conditioning of the receipt of such information along with other representations, including an undertaking not to trade based on the information where such representations precede the transmittal of the information); (3) the disclosure is made to service providers involved in the investment process, administration or custody of the Trust, including its Board of Trustees; or (4) the disclosure is made pursuant to prior written approval of the CCO of the Fund. In determining whether to grant such approval, the CCO shall consider, among other things, whether there is a legitimate business purpose for the disclosure and whether the recipient of such information is subject to an agreement or other requirement to maintain the confidentiality of such information and to refrain from trading based on such information. Any disclosure made pursuant to Item (4) above shall be reported to the Board at the next quarterly meeting. This policy also permits the Advisor and the Trust to disclose portfolio holdings in connection with (a) quarterly, semi-annual or annual report that is available to the public, or (b) other periodic disclosure that is publicly available. Subject to Items (1) to (4) above, executive officers of the Trust and Adviser are authorized to release portfolio holdings information. The Advisor, the Trust and their respective executive officers shall not accept on behalf of themselves, their affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. This Policy may change at any time without prior notice to shareholders. Any suspected breach of this obligation is required to be reported immediately to the Trust’s CCO and to the reporting person’s supervisor. Currently, the Trust does not maintain any ongoing arrangements with third parties pursuant to which non-public information about the Fund’s portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type) is provided. Portfolio holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund’s portfolio holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, financial printers, proxy voting service providers, broker-dealers who are involved in executing portfolio transactions on behalf of the Fund, and pricing information vendors. Portfolio holdings information may also be provided to the Trust’s Board of Trustees.

BOARD OF TRUSTEES OF THE TRUST

The Board of the Trust consists of five Trustees, all of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration, operation, and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) the length of service as a board member of the Trust, (iv) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (v) as to each Independent Trustee, such Trustee’s status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

The Board is also responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser or Sub-Advisory Agreement with the Sub-Adviser, the Board or its designee may meet with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund or Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Independent Trustees

Name, Address [1] and Age	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During the Past Five Years
Michael W. Clark, 57	Trustee	Since September, 2018	President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.	2	Sprott Focus Trust

Barbara Connolly Keady, 55	Trustee	Since September, 2018	Director of New Business Development at Ceres Partners since 2010	2	Sprott Focus Trust

Peyton T. Muldoon, 48	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).	2	Sprott Focus Trust

James R. Pierce, Jr., 60	Trustee	Since September, 2018	Chairman, Global Energy & Power, Marsh JLT Specialty, a global specialty operations focusing on the energy and power business served by Marsh, Inc., since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014	2	Sprott Focus Trust

1.	The address for each Trustee is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
2.	Each Trustee serves until resignation, death, retirement or removal.

Interested Trustee and Officer

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During the Past Five Years
John Ciampaglia, 48	President and Trustee	Since September, 2018	Senior Managing Director of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, Inc. (Since 2010)	N/A	N/A

Thomas W. Ulrich, 53	Secretary, Chief Compliance Officer	Since September, 2018	In-House Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012); Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March, 2005 to July, 2011).	N/A	N/A

Varinder Bhathal, 46	Treasurer and Chief Financial Officer	Since September, 2018	a registered investment adviser, from October 1991 to March 2015; Sprott Asset Management Inc. (since 2007 and Controller and Vice President, Finance since 2015); Managing Director, Finance and Investment Operation of Sprott, Inc. (since October 2017) Chief Financial Officer of Sprott Private Wealth LP (since 2016).

1.	The address for each Trustee and officer is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
2.	Each Trustee serves until resignation, death, retirement or removal.

Board Committees

The Board has an Audit Committee consisting of all Trustees who are Independent Trustees. Ms. Connolly Keady currently serves as a member of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Mr. Clark, an Independent Trustee, is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

The Board also has a Nominating Committee consisting of all Trustees who are Independent Trustees. Mr. Pierce, an Independent Trustee, is the Chairman of the Nominating Committee. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation In considering Trustee nominee candidates, the Nominating Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, and Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of the Fund as of the date of this SAI.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (as of December 31, 2018)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2018)
Michael W. Clark	None	None

Barbara Connolly Keady	None	None

Peyton T. Muldoon	None	None

James R. Pierce, Jr.	None	None

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or [    ] (“Distributor”), or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Remuneration of Trustees

Each current Independent Trustee is paid an annual retainer of $10,000 for his or her services as a Board member to the Fund, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings.

Annual Trustee fees may be reviewed periodically and changed by the Board.

Both the Fund and the Trust are new and thus information about the compensation paid to the Trustees by the Trust for its most recent fiscal year is not available.

Limitation of Trustees’ Liability

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund.”

Investment Adviser

Sprott Asset Management LP acts as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund (“Advisory Agreement”) and, pursuant to the Advisory Agreement, is responsible for the day-to-day investment management of the Fund. The Adviser is owned and controlled by Sprott Asset Management GP Inc. and Sprott, Inc.

Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs. The Adviser invests the assets of the Fund according to the Fund’s investment objective, policies and restrictions. The Adviser furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Fund

For the performance of its services under the Agreements, the Advisor receives a fee from the Fund, calculated daily and payable monthly, at an annual rate of 1.00% on the first $500 million of the average daily net assets of the Gold Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreements for the Fund will be available in the Fund’s [annual/semi-annual report to shareholders for the period ended [     ], 2019].

Pursuant to the Advisory Agreement, the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Advisory Agreement is terminable upon 60 days’ notice by the Board and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Gold Fund paid the predecessor investment adviser the following advisory fees during the last three fiscal years:

Fiscal Year Ended October 31, 2018: $8,885,348

Fiscal Year Ended October 31, 2017: $10,228,295

Fiscal Year Ended: October 31, 2016 $10,201,694

Sub-Adviser

Sprott Asset Management USA Inc. acts as investment sub-adviser to the Fund pursuant to a sub-advisory agreement between the Sub-Adviser and the Adviser with respect to the Fund (“Sub-Advisory Agreement”) and, pursuant to the Sub-Advisory Agreement, is responsible for the recommendation of the purchase, retention and sale of the Fund’s portfolio securities, subject to the oversight of the Adviser and the Board. The sub-advisory fee is paid on a monthly basis. The Fund is not responsible for the payment of this sub-advisory fee.

The Sub-Adviser receives the following fees: [     ]

Pursuant to the Sub-Advisory Agreement, the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Sub-Advisory Agreement is terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

A discussion regarding the Board of Trustees’ basis for approving the Sub-Advisory Agreement with respect to the Fund will be available in the Fund’s [annual/semi-annual shareholder report] for the period ended [     ], 2019.

Other Accounts Managed by the Portfolio Managers

	Other Accounts Managed (As of [ ], 2019)			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
John Hathaway	Registered investment companies	[ ]	[ ]	[ ]	[ ]
	Other pooled investment vehicles	[ ]	[ ]	[ ]	[ ]
	Other accounts	[ ]	[ ]	[ ]	[ ]

Douglas B. Groh	Registered investment companies	[ ]	[ ]	[ ]	[ ]
	Other pooled investment vehicles	[ ]	[ ]	[ ]	[ ]
	Other accounts	[ ]	[ ]	[ ]	[ ]

Ryan McIntyre	Registered investment companies	[ ]	[ ]	[ ]	[ ]
	Other pooled investment vehicles	[ ]	[ ]	[ ]	[ ]
	Other accounts	[ ]	[ ]	[ ]	[ ]

Portfolio Manager Compensation

Each of Messrs. Hathaway, Groh and McIntyre receive compensation in connection with his management of the Fund for which he acts as portfolio manager and other accounts identified above, which includes the following components:

[    ]

Portfolio Manager Share Ownership

As of the date of this SAI, the Portfolio Managers did not beneficially own shares of the Fund.

Conflicts of Interest

A conflict of interest may arise as a result of the Portfolio Managers being responsible for multiple accounts, including the Fund that may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund or the other account. The other accounts may have similar investment objectives or strategies as the

Fund, may track the same benchmarks or indices as the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Fund. The Portfolio Managers may be responsible for accounts that have different advisory fee schedules, such as performance-based fees, which may create an incentive for the Portfolio Managers to favor one account over another in terms of access to investment opportunities or the allocation of the Portfolio Managers’ time and resources. The Portfolio Managers may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the Portfolio Managers to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the Compliance team.

Administrator

The Adviser supervises administration of the Fund pursuant to an Administrative Services Agreement with the Fund. Under the Administrative Services Agreement, the Adviser supervises the administration of all aspects of the Fund’s operations, including the Fund’s receipt of services for which the Fund is obligated to pay, provides the Fund with general office facilities and provides, at the Fund’s expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Fund. Those persons, as well as certain officers and Trustees of the Fund, may be directors, officers or employees of (and persons providing services to the Fund may include) the Adviser and its affiliates. For these services and facilities, the Adviser receives a fee computed and paid monthly at an annual rate of: (i) 0.15% on the first $400 million of average daily net assets of the Fund; (ii) 0.13% on the next $600 million of average daily net assets of the Fund; and (iii) 0.12% on the average daily net assets of the Fund in excess of $1 billion.

The following table indicates the amounts paid by the Predecessor Fund to its former investment adviser for the last three fiscal years:

Fiscal Year Ended October 31, 2018: $1,407,606

Fiscal Year Ended October 31, 2017: $1,652,916

Fiscal Year Ended: October 31, 2016 $1,651,103

Sub-Administrator

The Adviser has entered into a Sub-Administration Agreement (the “Sub-Administration Agreement”) with [                 ] (the “Sub-Administrator”), which is located at [                ]. Under the Sub-Administration Agreement, the Sub-Administrator assists in supervising all aspects of the Trust’s operations except those performed by the Adviser under its advisory agreements with the Trust. The Sub-Administrator acts as a liaison among all Fund service providers; coordinates Trustee communication through various means; assists in the audit process; monitors compliance with the 1940 Act, state “Blue Sky” authorities, the SEC and the Internal Revenue Service; and prepares financial reports. For the services it provides, the Advisor pays the Sub-Administrator a fee based on the assets of the Fund. The fee payable to the Sub-Administrator by the Adviser is calculated daily and payable monthly, at an annual rate of: (i) [    ]% on the first $400 million of the average daily net assets; (ii) [    ]% on the next $600 million of the average daily net assets; and (iii) [    ]% of the average daily net assets in excess of $1 billion, subject to a minimum annual fee for the Fund of $[    ]. The Sub-Administrator also serves as the Fund’s transfer agent and dividend paying agent and provides the Fund with certain fulfillment, accounting and other services pursuant to agreements.

Distributor

Sprott Global Resource Investments LTD (the “Distributor”), located at 1910 Palomar Point Way, Suite 200. Carlsbad, CA 92008, serves as the Fund’s distributor and principal underwriter pursuant to the Distribution Agreement dated and approved by the Board of Trustees of the Trust on September 4, 2019. The Distributor is an affiliate of the Adviser. The Fund has appointed the Distributor to act as its underwriter to promote and arrange for the sale of shares of beneficial interest of the Fund to the public through its sales representatives and to investment dealers as long as it has unissued and/or treasury shares available for sale. The Distributor shall bear the expenses of printing and distributing prospectuses and statements of additional information (other than those prospectuses and statements of additional information required by applicable laws and regulations to be distributed to the shareholders by the Fund and pursuant to any Rule 12b-1 distribution plan), and any other promotional or sales literature which are used by the Distributor or furnished by the Distributor to purchasers or dealers in connection with the Distributor’s activities. While the Distributor is not obligated to sell any specific amount of the Trust’s shares, the Distributor has agreed to devote reasonable time and effort to enlist investment dealers and otherwise promote the sale and distribution of Fund shares as well as act as Distributor for the sale and distribution of the shares of the Fund as such arrangements may profitably be made. The Distribution Agreement will automatically terminate in the event of its assignment.

The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). The Plan provides that the Fund pays Rule 12b-1 distribution and service fees of 0.25% per annum of the Fund’s average daily net assets. The Plan compensates the Distributor regardless of expenses actually incurred by the Distributor. The Plan is intended to benefit the Fund, among other things, by supporting the Fund’s distribution, which may increase its assets and reduce its expense ratio. The Independent Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including the Distributor who enter into agreements with the Fund or the Distributor.

In approving the Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the disinterested Trustees) considered various factors and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan will continue in effect from year to year if specifically approved annually by the vote of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan. While the Plan is in effect, the Trust’s Principal Financial Officer shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by the Fund under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Plan must be approved by the Board of Trustees and by the disinterested Trustees cast in person at a meeting called specifically for that purpose. While the Plan is in effect, the selection and nomination of the disinterested Trustees shall be made by those disinterested Trustees then in office.

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, except for a redemption fee imposed on shares of the Fund held for 90 days or less. The Distributor does not receive an underwriting commission for any of shares the Fund. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund’s shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

Custodian and Transfer Agent

[     ] serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, [     ] holds the Fund’s assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. [     ] also serves as transfer agent for the Fund pursuant to a Transfer Agency and Service Agreement. As compensation for the foregoing services, [     ] receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the management fee.

Securities Lending Agent

To the extent the Fund engages in securities lending, a securities lending agent for the Fund (the “Securities Lending Agent”) will be appointed pursuant to a written agreement (the “Securities Lending Agency Agreement”), who will be subject to the overall supervision of the Adviser.

If the Fund engages in securities lending, the Fund will retain a portion of the securities lending income and remit the remaining portion to the Securities Lending Agent as compensation for its services. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. The Securities Lending Agent will bear all operational costs directly related to securities lending.

Because the Fund is newly launched, no securities lending services have been provided, and the Fund had no income and fees/compensation related to its securities lending activities.

Counsel

Thompson Hine LLP is counsel to the Trust, including the Fund and the Trustees that are not interested persons of the Trust, as that term is defined in the 1940 Act.

Independent Registered Public Accounting Firm

[     ] serves as the Trust’s independent registered public accounting firm and audits the Fund’s financial statements and performs other related audit services.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q or Form N-PORT. The Form N-Q or N-PORT for the Fund will be available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q or N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090.

CODE OF ETHICS

The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling [ ] or on the Fund’s website, and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available through by writing to [NAME], [ADDRESS]. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

BROKERAGE TRANSACTIONS

Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund are made by the [Adviser]. The Adviser is authorized to allocate the orders placed by it on behalf of the Fund to such unaffiliated brokers who also provide research or statistical material, or other services to the Fund or the Adviser for the Fund’s use. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board of Trustees indicating the unaffiliated brokers to whom such allocations have been made and the basis therefore. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.” Although the Adviser believes that it properly discharges its obligations to achieve best execution for the Trust, it does not represent to the Fund that it will necessarily obtain the lowest possible commission charge on every trade. At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

In selecting a broker to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay an unaffiliated broker that provides research services to the Adviser for the Fund’s use of an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Adviser’s ongoing responsibilities with respect to the Fund. Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is difficult to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent. The practice of using commission dollars to pay for research services with execution services is commonly referred to as “soft dollars”.

This type of investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Adviser’s own internal research and investment strategy capabilities. The nature of research services provided takes several forms including the following: advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and computerized valuation screens. The Adviser’s policy is to make an internal allocation of brokerage commissions to a limited number of brokers for economic research and for valuation models and screens. Another internal allocation is made to a limited number of brokers providing broad-based coverage of industries and companies, and also to brokers which provide specialized information on individual companies. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients’ accounts.

The following table indicates the amount of total brokerage commission on portfolio transactions paid by the Predecessor Fund for the last three fiscal years:

Brokerage Commissions Paid by the Predecessor Fund for the
Fiscal Years Ended October 31,
2018	2017	2016
$1,358,638	$1,483,728	$2,214,856

The following table indicates the aggregate dollar amount of brokerage commissions paid by the Fund to the Distributor for the last three fiscal years:

Brokerage Commissions Paid to the [Distributor] by the Predecessor Fund for the
Fiscal Years Ended October 31,
2018	2017	2016
$9,150	$0	$1,521

For the fiscal year ended October 31, 2018, the percentage of the Predecessor Fund’s brokerage commissions paid to the Distributor and the aggregate dollar amount of transactions involving the payment of such commissions were as follows:

% of Total Brokerage Commissions paid to the Distributor	% of Total Transactions involving the Payment of such Commissions
0.67%	0.61%
($1,792,324)

DETERMINATION OF NET ASSET VALUE

NAV for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Securities sold short “against the box” will be valued at market as determined above; however, in instances where the Fund has sold securities short against a long position in the issuer’s convertible securities, for the purpose of valuation, the securities in the short position will be valued at the “asked” price rather than the mean of the last “bid” and “asked” prices. Investments in gold will be valued at the spot price of gold determined based on the mean of the last bid and asked prices (Bloomberg symbol “GOLDS”). Investments in silver will be valued on the basis of the closing spot prices of the New York Commodity Exchange. Investments in other precious metals will be valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s pricing procedures require the Valuation Committee to determine a security’s fair value. In determining such value the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators. In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

PURCHASE AND REDEMPTION OF SHARES

A complete description of the manner by which the Fund’s shares may be purchased and redeemed appears in the Prospectus under the headings “How to Purchase Shares of the Fund” and “How to Redeem Shares” respectively. Investors may, if they wish, invest in the Fund through securities dealers with which they have accounts. Securities dealers may also designate their agents and affiliates as intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when the securities dealer or its designated agent or affiliate receives the order. Orders will be priced at the Fund’s net asset value next computed after the orders are received by the securities dealers or their designated agent or affiliate, subject to certain procedures with which the dealers or their agents must comply when submitting orders to the Fund’s transfer agent.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Distributions.”

General Policies

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least [     ]. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Sprott Asset Management LP provided the initial capital for the Fund by purchasing 10,000 shares for $100,000. As of the date of this SAI, Sprott Asset Management LP owned 100% of the outstanding shares of the Fund. Sprott Asset Management LP may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of the date of this SAI, the aggregate number of shares of beneficial interest of the Fund owned by the Fund’s officers and Trustees as a group was 0% of the Fund’s shares of beneficial interest outstanding.

TAXES

The following is a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. This summary is not intended to be a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year, and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances in January of the subsequent year, will be considered distributions of income and gains of the taxable year for this purpose.

The Fund must also satisfy asset diversification tests in order to qualify as a regulated investment company. Under these tests, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of any one issuer and does not hold more than 10% of the outstanding voting securities of any one issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the underlying security not the issuer of the option.

In any given year, the Fund may use “equalization accounting” (in lieu of making some or all cash distributions) for purposes of satisfying the distribution requirements. The Fund that uses equalization accounting will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gain that it distributes in cash. If the Internal Revenue Service determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any tax year, the Fund may be liable for federal income and/or excise tax, and, if the distribution requirement has not been met, may also be unable to continue to qualify for treatment as a regulated investment company (see discussion above on the consequences of the Fund failing to qualify for that treatment).

In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income each year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from qualified publicly traded partnerships.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

In general, gain or loss recognized by the Fund on the disposition of an asset or as a result of certain constructive sales will be a capital gain or loss. However, there are numerous exceptions to the rule, pursuant to which gain on the disposition of an asset is treated as ordinary income. For example, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount will generally be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto attributable to changes in foreign currency exchange rates, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to certain transactions where substantially all of the return realized is attributable to the time value of the Fund’s net investment in the transaction.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

For the fiscal year ended October 31, 2018 the Predecessor Fund had late year losses of $7,503,492.

At October 31, 2018 the Predecessor Fund had tax basis capital losses which may be carried forward to offset future capital gains:

Indefinite Short Term: $2,295,524

Indefinite Long Term: $375,404,846

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 contracts.

The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualifying electing fund (a “QEF”), in which case it will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

The Fund that realized income from investments in foreign assets may have to report income from foreign currency gains or losses as separate items of ordinary income or loss.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 as if it had been incurred in the succeeding year.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98.2% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability or may incur the excise tax.

Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. To the extent distributions from the Fund are attributable to dividends received from U.S. corporations and certain foreign corporations, such reported distributions will be taxable to shareholders as qualified dividend income under current federal law and will qualify for the 20% maximum federal tax rate currently applicable to dividends received by individuals if certain holding periods are met. Distributions from the Fund, including distributions attributable to dividends from real estate investment trusts, may not qualify for the 20% dividend tax rate.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and reported as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund’s disposition of domestic “small business” stock will be subject to tax.

Conversely, if the Fund decides to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 21% federal corporate tax rate although in such a case it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder will be required to report his or her pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of the Code any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. The 46-day holding period must be satisfied during the 91-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 181-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if certain provisions of the Code apply.

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the source. Unless the Fund qualifies for and makes a special election, foreign taxes reduce net investment income of the Fund and are borne at the Fund level rather than passed through to shareholders under the applicable tax laws. If the Fund qualifies and meets certain legal requirements, it may pass-through these foreign taxes to shareholders. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund, subject to certain exceptions for a fund of funds structure. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

Distributions by the Fund that do not constitute dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder. The Fund may make taxable distributions even during periods in which share prices have declined. Tax considerations are not of primary importance in the investment and sale decisions of the Fund. You are responsible for paying your tax liabilities attributable to income you receive from the Fund.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding, currently at a rate set under Section 3406 of the Code for U.S. residents for dividends and capital gains, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. A redemption in kind is a taxable event to you. Under current law, long-term capital gain recognized by an individual shareholder will be taxed at a maximum federal rate of 20% if the holder has held such shares for more than 12 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund’s election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder’s pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold U.S. federal income tax at a backup withholding rate of 24% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

The Foreign Account Tax Compliance Act (“FATCA”)

A 30% withholding tax on the Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If applicable under the rules above and subject to any applicable intergovernmental agreements, withholding under FATCA is required generally with respect to distributions from the Fund, but under temporary regulations, not with respect to gross proceeds on sales or capital gain distributions. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

Effect of Future Legislation; State and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect. The Fund does not intend to seek any rulings from the IRS or other taxing authorities, or an opinion of tax counsel, with respect to any tax issues.

Rules of state and local taxation of ordinary income distributions and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

CAPITAL STOCK

The Trust currently is comprised of two investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional series of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all Fund vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other Fund, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

FINANCIAL STATEMENTS

[TO BE PROVIDED BY SUBSEQUENT AMENDMENT]

APPENDIX A

SPROTT ASSET MANAGEMENT LP PROXY VOTING POLICIES

Sprott Asset Management Proxy Voting Policy

Purpose

A perceived or potential conflict arises when a manager has the opportunity to vote a proxy in a manner that is in its own interest and not in the best interest of a fund associated with the proxy.

Policy

Sprott Asset Management L.P. (the “Manager”), in its capacity as manager to the Fund, is wholly responsible for establishing, monitoring and amending (if necessary) the policies and procedures relating to the voting of proxies received in connection with the Fund’s portfolio investments.

The Manager will vote in favor of the following proxy proposals:

i.	electing and fixing the number of directors

j.	authorizing directors to fix remuneration of auditors

k.	appointing auditors

l.	approving private placements to insiders exceeding a 10% threshold

m.	ratifying director actions

n.	approving private placements exceeding a 25% threshold

o.	approving special resolutions to change the authorized capital of a corporation to an unlimited number of common shares without par value

p.	changing the registered address

The Manager will vote against any proposal relating to stock option plans that: (i) exceed 5% of the common shares issued and outstanding at the time of grant (on a non-diluted basis); or (ii) provide that the maximum number of common shares issuable pursuant to such plan exceeds a ‘‘rolling’’ maximum equal to 5% of the outstanding common shares at the date of the grant of applicable options.

In certain cases, proxy votes may not be cast when the Manager determines that it is not in the best interests of security holders of a Fund to vote such proxies. In the event a proxy raises a potential material conflict of interest between the interests of a Fund and the Manager, affiliate or associate of the Fund or the manager or portfolio advisor of such affiliate or associate, the conflict will be resolved in the best interests of the security holders of the Fund.

The Manager retains the discretion to depart from these policies on any particular proxy vote depending upon the facts and circumstances.

A copy of the proxy voting guidelines of the Manager is available upon request, free of charge, by contacting the Corporation at Suite 2600, South Tower, Royal Bank Plaza, 200 Bay Street, Toronto, Ontario, M5J 2J1 or through the Manager’s website.

A-1

Resolution of Conflict

By setting out predetermined guidelines based on industry best practices, this proxy policy reduces the potential for arbitrary voting decisions that are not made in the best interests of the Fund.

A-2

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1)(A)	Certificate of Trust dated January 2, 2018, as filed with the State of Delaware on January 3, 2018, for Sprott Funds Trust (the “Registrant” or “Trust”)[1]

	(2)(A)	Agreement and Declaration of Trust of the Registrant [1]

	(3)(A)	Certificate of Amendment to Certificate of Trust dated September 6, 2019, as filed with the State of Delaware on September 6, 2019 for the Trust. [6]

(b)	(1)	By-Laws of the Registrant [1]

(c)	Not applicable.

(d)	(1)	Investment Advisory Agreement between the Registrant and Sprott Asset Management LP2

	(2)	Investment Sub-Advisory Agreement between ALPS Advisors, Inc. and Sprott Asset Management LP2

	(3)	Investment Sub-Advisory Agreement between Sprott Asset Management USA Inc. and Sprott Asset Management LP5

	(4)	Expense Limitation Agreements between the Registrant and Sprott Asset Management LP2

(e)	(1)	Distribution Agreement between the Registrant and ALPS Distributors, Inc.[2]

	(2)	Distribution Agreement between the Registrant and Sprott Global Resource Investments LTD[5]

(f)	Not applicable.

(g)	(1)	Custody Agreement between Registrant and State Street Bank and Trust Company[2]

	(2)	Custody Agreement between Registrant and [ ][5]

	(3)	Fund Administration and Accounting and Servicing Agreement between Registrant and ALPS Fund Services, Inc.[2]

	(4)	Sub-Administration Agreement between Registrant and [ ][5]

	(5)	Fund Accounting Agreement between Registrant and [ ][5]

	(6)	Transfer Agent Servicing Agreement between Registrant and State Street Bank and Trust Company[2]

	(7)	Transfer Agent Servicing Agreement between Registrant and [ ][5]

(i)	(1)	Opinion and Consent of Counsel[5]

	(2)	Consent of Independent Accounting Firm[5]

(k)	Not applicable.

(l)	Not applicable.

(m)	Distribution and Service Plan[3]

(n)	Not applicable.

(o)	Not applicable.

(p) (1)	Code of Ethics of the Registrant and Sprott Asset Management LP3

(2)	Code of Ethics of ALPS Advisors, Inc. and ALPS Distributors, Inc.[3]

(3)	Code of Ethics of Sprott Asset Management USA Inc.[5]

(4)	Code of Ethics of Sprott Global Resource Investments LTD[5]

Other Exhibits: Powers of Attorney.2

[1]	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-1A (file nos. 333-227545 and 811-23382) on September 26, 2018 and incorporated herein by reference.
[2]	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-14 (file nos. 333-228095 and 811-23382) on March 28, 2019 and incorporated herein by reference.
[3]	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-1A (file nos. 333-227545 and 811-23382) on March 28, 2019 and incorporated herein by reference.
[4]	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-1A (file nos. 333-227545 and 811-23382) on May 8, 2019 and incorporated herein by reference.
[5]	To be filed by subsequent amendment.
[6]	Is filed herewith.

Item 29. Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Pursuant to Section 6.5 of the Agreement and Declaration of Trust (the “Declaration”), every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32. Principal Underwriters

(a)	(1)	ALPS Portfolio Solutions Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS ETF Trust, ALPS Variable Investment Trust, Clough Funds Trust, Financial Investors Trust, and Select Sector SPDRs Trust.

	(2)	Sprott Global Resource Investments LTD acts as the distributor for the Registrant and the following investment companies: Tocqueville Gold Fund

(b)	(1)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Portfolio Solutions Distributor, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None

Jeremy O. May	President, Director	None

Bradley J. Swenson	Senior Vice President	None

Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None

Patrick J. Pedonti**	Vice President, Treasurer and Assistant Secretary	None

Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None

Joseph J. Frank**	Secretary	None

Douglas W. Fleming**	Assistant Treasurer	None

Steven Price	Vice President, Chief Compliance Officer	None

Daniel Dolan	Senior Vice President	None

Kevin J. Ireland	Senior Vice President	None

Mark R. Kiniry	Senior Vice President	None

Richard C. Noyes	Senior Vice President, General Counsel and Assistant Secretary	None

Liza Orr	Vice President, Senior Counsel	None

Jed Stahl	Vice President, Senior Counsel	None

Josh Eihausen	Vice President, Associate Senior Counsel	None

Terence Digan	Vice President	None

James Stegall	Vice President	None

Gary Ross	Senior Vice President	None

Tison Cory	Vice President	None

Hilary Quinn	Vice President	None

Jennifer Craig	Assistant Vice President	Assistant Secretary

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Pedonti, Frank and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(b) (2)	To the best of Registrant’s knowledge, the directors and executive officers of Sprott Global Resource Investments LTD, are as follows:

Name*	Position with Underwriter	Positions with Fund
Arthur R. Rule	Director	None

Thomas W. Ulrich	Chief Compliance Officer	None

Robert V. Villaflor	Chief Executive Officer	None

Natalia M. Yermolina	FinOp	None

*	The principal business address for each of the above directors and executive officers is 1910 Palomar Point Way, Suite 200, Carlsbad, CA 92008.

(c) Not applicable.

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1, Sprott Asset Management USA, Inc., 1910 Palomar Point Way # 200, Carlsbad, CA 92008 and [                ] (Sprott Gold Fund only); ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (Sprott ETFs only), State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (Sprott ETFs only). ALPS Distributors, Inc. maintains all records relating to its services as distributor of the Sprott ETFs. Sprott Global Resource Investments LTD, 1910 Palomar Point Way # 200, Carlsbad, CA 92008, maintains all records relating to its services as distributor of the Sprott Gold Fund.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Toronto, and Province of Ontario, on the 10th day of September 2019.

Sprott Funds Trust
By:	/s/ John Ciampaglia
Name:	John Ciampaglia
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on September 10, 2019.

Signature	Title	Date

/s/ John Ciampaglia John Ciampaglia	President and Chief Executive Officer	September 10, 2019

/s/ Michael W. Clark* Michael W. Clark	Trustee	September 10, 2019

/s/ Barbara Connolly Keady* Barbara Connolly Keady	Trustee	September 10, 2019

/s/ Peyton T. Muldoon* Peyton T. Muldoon	Trustee	September 10, 2019

/s/ James R. Pierce Jr.* James R. Pierce Jr.	Trustee	September 10, 2019

/s/ Varinder Bhathal Varinder Bhathal	Treasurer and Chief Financial Officer	September 10, 2019

*By:	/s/ John Ciampaglia

John Ciampaglia, pursuant to a power of attorney filed on March 28, 2019 to the Registrant’s Registration Statement in Pre-Effective Amendment No. 1 on Form N-14.

Exhibit List

(a)(3)(A)	Certificate of Amendment to Certificate of Trust